                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement            [_]Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         THE STRIDE RITE CORPORATION^
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                         THE STRIDE RITE CORPORATION^
             -----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]No fee required

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                        [STRIDERITE LOGO APPEARS HERE]

                               191 Spring Street
                                 P.O. Box 9191
                      Lexington, Massachusetts 02420-9191

                                                              February 25, 1999

To Our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of The Stride Rite Corporation to be held at our executive offices, 191 Spring Street, Lexington, Massachusetts, on Thursday, April 15, 1999, at 10:00 A.M.

  I believe that the Annual Meeting provides an excellent opportunity for stockholders to become better acquainted with Stride Rite's business strategy, the product lines of our brands and our directors and officers. I hope that you will be able to attend.

  Whether or not you plan to attend, the prompt execution and return of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation. I thank you for your continued interest and support.

                                          Sincerely,

                                          /s/ James A. Eskridge
                                            James A. Eskridge
                                            Chairman of the Board
                                            and Chief Executive Officer

                          THE STRIDE RITE CORPORATION

                               ----------------

                            NOTICE OF ANNUAL MEETING

                               ----------------

                                                        Lexington, Massachusetts
                                                               February 25, 1999

To the Stockholders of
The Stride Rite Corporation

  The Annual Meeting of Stockholders of The Stride Rite Corporation, a Massachusetts corporation, will be held at its executive offices, 191 Spring Street, Lexington, Massachusetts, on Thursday, April 15, 1999, at 10:00 A.M. (Boston time), for the following purposes:

  1. To elect to the Board of Directors of The Stride Rite Corporation two directors in the class of directors whose term expires at the 1999 Annual Meeting and one additional nominee;

  2. To consider and act upon a proposal to add 1,500,000 shares to The Stride Rite Corporation 1998 Stock Option Plan;

  3. To consider and act upon a proposal to amend The Stride Rite Corporation 1998 Non-Employee Director Stock Ownership Plan to increase the portion of director compensation paid in common stock;

  4. To consider and act upon a proposal to approve The Stride Rite Corporation 1999 Executive Long Term Bonus Plan;

  5. To consider and act upon the matter of ratifying the selection of PricewaterhouseCoopers LLP as auditors of The Stride Rite Corporation for the current fiscal year;

  6. To consider and act upon any other matters which may properly come before the meeting or any adjournments or postponements thereof.

  Only holders of record at the close of business on February 17, 1999 are entitled to receive notice of and to vote at the 1999 Annual Meeting.

                                         By Order of the Board of Directors

                                         /s/ John B. Douglas III
                                         John B. Douglas, III, Clerk

  PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                          THE STRIDE RITE CORPORATION

               191 Spring Street, Lexington, Massachusetts 02420

                               ----------------

                                PROXY STATEMENT

                    For the Annual Meeting of Stockholders

                               ----------------

General Information

  This Proxy Statement is being furnished to holders of common stock, par value $.25 per share (the "Common Stock"), of THE STRIDE RITE CORPORATION (the "Company") in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Stockholders on April 15, 1999 and at any adjournments or postponements of such meeting.

  All proxies delivered in response to this solicitation are revocable at the option of the person executing the proxy at any time before the voting of such proxies at the meeting. A proxy may be revoked in writing delivered to the Company's Clerk, at the principal executive offices of the Company prior to the Annual Meeting, or by attending the Annual Meeting and voting in person. Submission of a later dated proxy will revoke any earlier dated proxy. Unless previously revoked, proxies so delivered will be voted at the meeting. Where a choice or instruction is specified by the stockholder on a proxy, the proxy will be voted in accordance with such specification. Where a choice or instruction is not specified by such stockholder, the proxy will be voted as recommended by the directors.

  Only stockholders of record at the close of business on February 17, 1999 are entitled to receive notice of, and to vote at, the Annual Meeting. The transfer books will not be closed. As of the close of business on February 17, 1999 there were outstanding and entitled to vote 46,405,301 shares of Common Stock. Each share is entitled to one vote.

  The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for election as director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of that other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Neither abstentions nor broker "non-votes" are counted as affirmative votes on any matter.

  This Proxy Statement, the related form of proxy and the Company's Annual Report for the fiscal year ended November 27, 1998 are being mailed together on or about February 25, 1999 to stockholders entitled to notice of and to vote at the meeting.

  The principal executive offices of the Company are located at 191 Spring Street, Lexington, Massachusetts 02420.

                           1. ELECTION OF DIRECTORS

  Pursuant to the provisions of Massachusetts law, the Board of Directors of the Company has three classes of directors who serve staggered three-year terms. The classes are as nearly equal in size as possible. Serving in Class III for terms expiring at the 1999 Annual Meeting are James A. Eskridge, Margaret A. McKenna and Frank R. Mori. Serving in Class I for terms expiring at the 2000 Annual Meeting are Robert L. Seelert and Myles J. Slosberg. Serving in Class II for terms expiring at the 2001 Annual Meeting are Donald
R. Gant, Warren Flick and W. Paul Tippett, Jr. Mr. Gant was expected to resign from the Board effective as of the 1999 Annual Meeting due to the Board's retirement policy. This policy has been changed and Mr. Gant is now expected to serve his full term expiring at the 2001 Annual Meeting. Ms. McKenna, whose term expires at the 1999 Annual Meeting, has decided not to stand for re-election.

  The Board of Directors has nominated James A. Eskridge, Frank R. Mori and Bruce Van Saun to serve as the Class III directors for a term of office expiring at the 2002 Annual Meeting of Stockholders. Mr. Mori has been previously elected by the Stockholders and Mr. Eskridge was elected to the Board in connection with his employment as Chairman and Chief Executive Officer in December 1998. Mr. Van Saun is not currently a director of the Company. The Board of Directors recommends that the Stockholders elect James
A. Eskridge, Frank R. Mori, and Bruce Van Saun to serve as Class III directors.

  It is the intention of the persons named as proxies to vote the proxies, unless authority to vote is specifically withheld, to elect as directors the three nominees listed above to the class of directors whose terms expire at the 2002 Annual Meeting of Stockholders. The Company believes that the nominees will be able and willing to serve. If any of them should be unable or choose not to take office, the persons named as proxies may vote in favor of such other person or persons as the Board of Directors at the time recommends.

Information as to Directors and Nominees for Director

  Set forth below are the name and age of each director currently in office and of the nominees for director, his or her principal occupation for the past five years, the year each became a director of the Company and the names of certain other companies in which he or she serves as a director.

Name, Age, Principal Occupation,                               Director  Term
Business Experience and Directorships                           Since   Expires
-------------------------------------                          -------- -------
               Nominees For Class III Directors
Frank R. Mori, age 58.........................................   1996    1999
 Since 1986, President and co-Chief Executive Officer of
  Takihyo, Inc., which owns the Anne Klein group of companies, a women's apparel company, including Anne Klein & Company, of which Mr. Mori has been President and Chief Executive
  Officer since 1975. Director of Takihyo, Inc.
James A. Eskridge, age 56.....................................   1998    1999
 Chairman of the Board of Directors and Chief Executive
  Officer of the Company since December 1998. Private investor from April 1996 until December 1998 and a consultant with
  Mattel, Inc., a toy company. Group President, Worldwide,
  Mattel, Inc., from April 1995 until April 1996. Prior to
  that, President and Chief Executive Officer of Fisher Price, a toy company wholly owned by Mattel, from October 1993 to
  October 1995.

Name, Age, Principal Occupation,                               Director  Term
Business Experience and Directorships                           Since   Expires
-------------------------------------                          -------- -------

Bruce Van Saun, age 41........................................    --      --
 Senior Executive Vice President and Chief Financial Officer,
  Bank of New York, a banking company, since May 1997. Chief
  Financial Officer of Deutsche Bank North America Group, a
  banking company, from October 1994 to May 1997. Chief
  Operating Officer and Chief Financial Officer of Wasserstein
  Perella, an investment banking firm, from 1990 to October
  1994.

                               Class I Directors

Robert L. Seelert, age 56.....................................   1993    2000
 Chairman, Saatchi & Saatchi, plc, an advertising and
  marketing communications firm, since January 1999, and Chief
  Executive Officer from December 1997 to January 1999. From
  July 1995 to December 1997, Mr. Seelert was Chief Executive
  Officer of Cordiant plc, an advertising and marketing
  communications firm. Mr. Seelert was a private investor from
  February 1994 to July 1995, and the President and Chief
  Executive Officer of Kayser-Roth Corporation, a legwear
  company, from May 1991 to February 1994. Mr. Seelert is a
  director of Saatchi & Saatchi, plc.

Myles J. Slosberg, age 62.....................................   1961    2000
 Attorney in private practice since July 1994. From March 1991 to July 1994, Mr. Slosberg was an Assistant Attorney General
  for the Commonwealth of Massachusetts. Mr. Slosberg was
  employed by the Company from 1959 to 1986, during which
  period he served in a number of executive capacities.

                               Class II Directors

Warren Flick, age 55..........................................   1998    2001
 Chairman of the Board of eSave Network Inc., an internet
  commerce company, since February 1999. Private investor from
  January 1998 to February 1999. Prior to that Mr. Flick was the President and Chief Operating Officer of U.S. K-Mart
  Stores, a mass merchant discount department store, from 1995 to 1997, Chairman, President and Chief Executive Officer of
  Sears de Mexico, a subsidiary of Sears Roebuck and Co., a
  retailer, from 1994 to 1995 and Group Vice President of
  Sears Roebuck and Co. from 1988 to 1994. Mr. Flick is a
  Director of One Price Clothing Corporation.

Donald R. Gant, age 70........................................   1987    2001
 Limited Partner of The Goldman Sachs Group, L.P., an
  investment banking firm, since 1990. Mr. Gant is a director of Diebold, Incorporated and of ABC Rail Products
  Corporation.

W. Paul Tippett, Jr., age 66..................................   1993    2001
 Principal of Ann Arbor Partners, a consulting firm, since
  1990. Mr. Tippett was President and a Director of Springs
  Industries, Inc., a manufacturer of finished fabrics, home furnishings and industrial fabrics from 1985 to 1989 and
  Chairman of the Board and Chief Executive Officer of
  American Motors Corp., an automobile manufacturer, prior to its acquisition by Chrysler Corporation in 1985.

Ownership of Equity Securities

  The following table shows the beneficial ownership of Common Stock of (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the Common Stock and (ii) each director and nominee for director, the chief executive officer, the other executive officers listed in the summary compensation table and, as a group, the directors and executive officers, reported to the Company as of the close of business on February 17, 1999, except as otherwise provided below. The numbers disclosed include shares as to which a right to acquire beneficial ownership within 60 days exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

                                             Shares of Common Stock Percent of
                   Name                      Beneficially Owned(1)    Class
                   ----                      ---------------------------------
Lord, Abbett & Co..........................    4,084,530        (2)    8.61%
  767 Fifth Avenue
  New York, NY 10153
David L. Babson and Company Incorporated...    2,996,726        (3)    6.31%
  One Memorial Drive
  Cambridge, MA 02142-1300
James A. Eskridge..........................      100,000        (4)      (5)
Warren Flick...............................       11,538        (6)      (5)
Donald R. Gant.............................       29,302    (7),(8)      (5)
Margaret A. McKenna........................       10,650    (7),(9)      (5)
Frank R. Mori..............................        9,300       (10)      (5)
Robert L. Seelert..........................       20,440   (7),(11)      (5)
Robert C. Siegel...........................      498,078       (12)    1.05%
Myles J. Slosberg..........................      172,430   (7),(13)      (5)
W. Paul Tippett, Jr........................       14,500        (7)      (5)
Bruce Van Saun.............................        1,000                 (5)
C. Madison Riley, III......................       64,238       (14)      (5)
Diane M. Sullivan..........................      135,000       (15)      (5)
Joanna M. Jacobson.........................      523,179       (16)    1.10%
Howard B. Collins, Jr......................       35,833       (17)      (5)
The Directors and Executive Officers listed
 above and other executive officers as a
 group (18 persons)........................    1,841,283       (18)    3.88%

--------
 (1) With respect to directors and executive officers, based on information furnished by the nominee, director or executive listed. Unless otherwise indicated, the persons listed above have sole voting and dispositive power with respect to shares beneficially owned.
 (2) According to a Schedule 13G filed with the SEC on February 16, 1999 by Lord, Abbett & Co., such entity beneficially owned 4,084,530 shares of the Company's Common Stock as of December 31, 1998, of which such entity had sole power to vote or direct the vote with respect to 4,084,530 shares.
 (3) According to a Schedule 13G filed with the SEC on February 1, 1999 by David L. Babson and Co., Inc., such entity beneficially owned 2,996,726 shares of the Company's Common Stock as of December 31, 1998, of which such entity had sole power to vote or direct the vote with respect to 2,993,446 shares and shared power to vote with respect to 3,280 shares.
 (4) Shares owned by a trust established for Mr. Eskridge's children, as to which Mr. Eskridge and his wife are the trustees and Mr. Eskridge shares voting power for these shares with his wife.
 (5) Less than one percent of the outstanding shares of Common Stock of the Company.

 (6) Includes 1,538 Phantom Stock Units credited to Mr. Flick's account pursuant to the Deferred Compensation Plan for Directors.
 (7) Includes currently exercisable options to purchase 5,000 shares, granted pursuant to the Company's 1994 Non-Employee Director Stock Ownership Plan (the "1994 Directors' Plan").
 (8) Includes 13,652 Phantom Stock Units credited to Mr. Gant's account pursuant to the Deferred Compensation Plan for Directors.
 (9) Includes 1,000 shares of Common Stock held in trust for the benefit of Ms. McKenna's sister, with respect to which Ms. McKenna disclaims beneficial ownership.
(10) Includes currently exercisable options to purchase 3,300 shares, granted pursuant to the 1994 Directors' Plan.
(11) Includes 12,440 Phantom Stock Units credited to Mr. Seelert's account pursuant to the Deferred Compensation Plan for Directors.
(12) Includes 398,334 shares that Mr. Siegel is entitled to purchase under the Company's 1975 Executive Incentive Stock Purchase Plan (the "1975 Plan") and the Company's 1995 Long-Term Growth Incentive Plan (the "1995 Plan").
(13) Includes 89,400 shares of Common Stock held in an irrevocable trust created on December 2, 1942 of which Mr. Slosberg's father was the settlor and Mr. Slosberg is one of two trustees, for the benefit of Mr. Slosberg's mother and for Mr. Slosberg and his siblings, and also includes 8,300 shares of Common Stock held in an irrevocable trust created on May 11, 1976 of which Mr. Slosberg is the settlor and Mr. Slosberg's wife is one of two trustees, for the benefit of Slosberg's children, and under certain circumstances, for the benefit of Mr. Slosberg's wife, as a remainder interest. Mr Slosberg disclaims beneficial ownership of these 97,700 shares of Common Stock.
(14) Includes 1,500 shares Mr. Riley is entitled to purchase under the Company's 1975 Plan, 49,667 shares Mr. Riley is entitled to purchase under the Company's 1995 Plan and 10,000 shares Mr. Riley is entitled to purchase under the Company's 1998 Stock Option Plan.
(15) Includes 110,000 shares Ms. Sullivan is entitled to purchase under the Company's 1995 Plan and 20,000 shares Ms. Sullivan is entitled to purchase under the 1998 Stock Option Plan.
(16) Includes 200,000 shares Ms. Jacobson is entitled to purchase under the Company's 1995 Plan and 20,000 shares Ms. Jacobson is entitled to purchase under the Company's 1998 Stock Option Plan.
(17) Includes 26,666 shares Mr. Collins is entitled to purchase under the Company's 1995 Plan and 6,667 shares Mr. Collins is entitled to purchase under the Company's 1998 Stock Option Plan.
(18) Includes 66,294 shares (4230 shares of which are owned by a trust established under the Uniform Gifts to Minors Act by one officer for the benefit of his children and as to which that officer disclaims beneficial ownership) and currently exercisable options to purchase 150,501 shares under the 1975 Plan, the 1995 Plan and the 1998 Stock Option Plan beneficially owned by executive officers not separately listed above.

Meetings of the Board of Directors and Committees

  During the Company's 1998 fiscal year, which ended November 27, 1998, the Board of Directors held six meetings. During fiscal 1998, the Board had standing Audit, Compensation and Investment Committees, and a Committee on the Board. All of the directors attended more than 75% of the aggregate of (i) the meetings of the Board of Directors held while they served and (ii) the total number of meetings held by all committees on which they served.

  The Committee on the Board met five times during the 1998 fiscal year and is currently composed of Messrs. Gant (Chairman), Flick, Tippett and Ms. McKenna. Its purpose is to review the performance of directors, recommend to the Board of Directors the selection of directors to be nominated, and consider and recommend issues relating to Director compensation. With respect to the 2000 Annual Meeting, the Committee will consider nominees recommended by stockholders received by the Company pursuant to procedures set forth in the Company's by-laws and, addressed to the Office of the Clerk, The Stride Rite Corporation, 191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02420-9191.

  The Audit Committee met three times during the 1998 fiscal year and is currently composed of Messrs. Seelert (Chairman), Flick, Mori and Slosberg. The Audit Committee recommends the selection of independent auditors to the Board of Directors, reviews the overall scope, as well as the results, of the annual audit, and reviews the overall internal controls of the Company.

  The Compensation Committee met four times during the 1998 fiscal year and is composed of Messrs. Mori (Chairman), Gant and Tippett and Ms. McKenna. Members of the Compensation Committee are non-employee directors of the Company. The Compensation Committee reviews executives' salaries, administers various incentive compensation plans and recommends action to the Board of Directors on matters related to compensation for officers and other key employees of the Company and its subsidiaries. The Compensation Committee Report for the 1998 fiscal year is included in this proxy statement, commencing on page 11.

  The Investment Committee met five times during the 1998 fiscal year. It is composed of Messrs. Slosberg (Chairman), Seelert and Tippett. The Investment Committee recommends the selection of independent investment managers for the investment of the Company's pension funds and reviews and monitors the performance of the Company's pension funds. The Investment Committee also reviews the Company's short-term investment of the Company's available funds.

Compensation of Directors

  Effective as of the second quarter of fiscal 1998, director compensation was changed so that each director receives a flat annual cash retainer of $30,000. Meeting attendance fees and committee fees were eliminated. Directors who served for the entire 1998 fiscal year received average cash fees equal to $27,125. Three directors received additional cash compensation in connection with their work on the search for a new Chief Executive Officer for the Company. In addition, pursuant to the 1998 Non-Employee Director Stock Ownership Plan (the "1998 Directors' Plan") each director receives each year a grant of 500 shares of Common Stock and receives each year an option to purchase 5,000 shares of Common Stock on the first business day following the Annual Meeting of Stockholders. Each option has a term of ten years from the date of grant and becomes exercisable in three installments: 1,600 shares on the first anniversary of the grant and 1,700 shares on each of the second and third anniversaries of the grant. Each director was eligible to defer all or a portion of his or her cash compensation and the annual stock grant of 500 shares into either a cash deferral account or phantom stock units.

  The Board of Directors has voted to amend the 1998 Directors' Plan. Under the amended 1998 Directors' Plan, each director would receive an annual retainer of $40,000, payable either all in shares of Common Stock or one-half in cash and one-half in shares of Common Stock, payable in increments of one-quarter of such amount at the beginning of each fiscal quarter. The actual number of shares would be calculated based on the closing price of the Company's Common Stock on the last day of each preceding fiscal quarter. This annual retainer would be in lieu of the current cash retainer of $30,000 and the annual grant of 500 shares described in the preceding paragraph and is subject to Stockholder approval. The annual stock option grant provided for in the 1998 Directors' Plan would continue unchanged, except that new directors would also receive option grants for up to 5,000 shares upon initial election to the Board with the amount of such grant based on the number of months remaining prior to the next annual meeting of Stockholders. Each director would continue to be eligible to defer his or her annual retainer, with the cash portion, if any, deferrable in a cash deferred account and the stock option portion deferrable in stock credits.

  As of February 1999, the Company adopted stock ownership guidelines for directors pursuant to which each director is expected to accumulate shares of Common Stock with a value equal to at least five (5) times the annual retainer for directors within five (5) years of election to the Board, or February 2004 in the case of current directors. Each director is expected to achieve at least one-half of this goal within three (3) years, or February 2002 in the case of current directors.

Executive Compensation

 Summary Compensation Table

  The following table shows the compensation for the past three fiscal years of the Chief Executive Officer and each of the other four most highly compensated executive officers (the "named executive officers") as of the end of the Company's 1998 fiscal year.

                          SUMMARY COMPENSATION TABLE

                                                             Long Term Compensation
                                                             ----------------------
                                    Annual Compensation              Awards
                                    -------------------              ------
                                                   Other
                                                  Annual  Restricted           All Other
                                                  Compen-   Stock               Compen-
  Name and                 Fiscal Salary   Bonus  sation    Awards     Options  sation
  Principal Position        Year    ($)     ($)   ($)(1)     ($)         (#)    ($)(2)
  ------------------       ------ ------- ------- ------- ----------   ------- ---------
  Robert C. Siegel(3)       1998  655,390     --     --        --      100,000  348,273
   Chairman of the Board,   1997  545,000 817,500    --        --       75,000   49,992
   President & Chief        1996  520,000     --     --        --      100,000   57,865
    Executive Officer
----------------------------------------------------------------------------------------
  Joanna M. Jacobson        1998  295,000 175,000    --        --       60,000      864
   President, The Keds      1997  282,500 111,000    --        --       75,000      720
   Corporation(4)           1996  169,936  37,000    --    215,582(5)  150,000      420
----------------------------------------------------------------------------------------
  Diane M. Sullivan         1998  295,000  59,375    --     40,625(6)   60,000    3,783
   Group President          1997  259,266 200,000    --        --       60,000    3,077
                            1996  212,032  40,000    --        --       40,000      720
----------------------------------------------------------------------------------------
  Howard B. Collins, Jr.    1998  234,999  29,688    --     20,312(6)   20,000    5,044
   President, Stride Rite   1997  222,482 156,000  3,495       --       20,000    1,108
    Sourcing
   International, Inc.(4)   1996   40,051  20,000    --        --       20,000       60
----------------------------------------------------------------------------------------
  C. Madison Riley, III     1998  186,300  49,437    --     10,563(6)   30,000    4,267
   President, Stride Ride   1997  158,103 110,000    --        --       25,000    3,242
    Children's
   Group, Inc.(4)           1996  141,750     --     --        --       18,000    2,942

--------
(1) Amounts reimbursed by the Company for the payment of taxes on non-deductible relocation expenses. Amounts for executive perquisites and other personal benefits, securities or property are not shown because the aggregate dollar amount per executive is less than the lesser of either $50,000 or 10% of annual salary and bonus.
(2) Amounts awarded include (i) payments of dividend equivalents on shares of Common Stock subject to unexercised options granted under the 1975 Plan of $40,000, $48,000 and $55,500 for Mr. Siegel in respect of fiscal 1998, 1997 and 1996 respectively and $300, $300 and $300 for Mr. Riley in respect of fiscal 1998, 1997 and 1996 respectively; (ii) Company contributions to the executive's Employee Savings and Investment Plan account of $833, $792 and $1,165 for Mr. Siegel in respect of fiscal 1998, 1997 and 1996, respectively, $2,919 and $2,357 for Ms. Sullivan in respect of fiscal 1998 and 1997 respectively, $4,180 and $388 for Mr. Collins in respect of fiscal 1998 and 1997 respectively and $3,162, $2,372 and $2,126 for Mr. Riley in respect of fiscal 1998, 1997 and 1996 respectively; (iii) amounts of insurance premiums paid by the Company for term life insurance for the benefit of the executive of $1,440, $1,200 and $1,200 for Mr. Siegel in respect of fiscal 1998, 1997 and 1996 respectively, $864, $720 and $420 for Ms. Jacobson in respect of fiscal 1998, 1997 and 1996 respectively, $864, $720 and $720 for Ms. Sullivan in respect of fiscal 1998, 1997, and 1996 respectively, $864, $720 and $60 for Mr. Collins in respect of fiscal 1998, 1997 and 1996 respectively and $805, $570 and $516 for Mr. Riley in respect of fiscal 1998, 1997 and 1996 respectively; and (iv) $306,000 for Mr. Siegel to replace long-term benefits forfeited by Mr. Siegel by leaving his prior employment pursuant to Mr. Siegel's employment agreement with the Company.
(3) Mr. Siegel resigned as Chief Executive Officer of the Company, effective as of December 6, 1998, and remains associated with the Company as a consultant for transition purposes.
(4) Each of the Keds Corporation, Stride Rite Sourcing International, Inc. and Stride Rite Children's Group, Inc. are subsidiaries of the Company.

(5) Ms. Jacobson as part of her offer of employment, received 20,779 shares of restricted stock on April 18, 1996 at a fair market value of $10.375 on the date of the award. The restrictions lapsed on July 1, 1996. Ms. Jacobson received one dividend payment of $1,038.95 with respect to these restricted shares during the restricted period.
(6) Shares of the Common Stock of the Company were granted as a portion of the Company's annual bonus plan.

 Executive Stock Ownership Guidelines

  As of February 1999, the Company adopted stock ownership guidelines for the Chief Executive Officer and other key executives. Under these guidelines key executives are expected to accumulate shares of Common Stock with a value equal to at least five (5) times base compensation in the case of the Chief Executive Officer, three (3) times base compensation in the case of top executive officers and one (1) or two (2) times base compensation for other key executives within five (5) years of being designated as a key executive subject to the guidelines (by February 2004 for current designees). Each executive is expected to achieve at least one-half of these goals within three
(3) years (by February 2002 for current designees). There are currently nine
(9) executives subject to these guidelines.

 Stock Option Grants

  The following table shows information concerning options to purchase Company Common Stock granted during fiscal 1998 to the named executive officers pursuant to the 1998 Stock Option Plan.

                      OPTION GRANTS FOR FISCAL YEAR 1998

                                                                               Potential
                                                                          Realizable Value at
                                                                            Assumed Annual
                                     % of           Option               Rates of Stock Price
                            No. of   Total           Date                    Appreciation
                            Options Shares  Option  Market  Expiration    for Option Term (1)
                            Granted Granted  Price   Value     Date    -------------------------
                            ------- ------- ------- ------- ----------
  Name                                                                  0%      5%       10%
  ----                                                                 ----- -------- ----------
  Robert C. Siegel........  100,000   9.8   $11.000 $11.000  12/11/07  $0.00 $691,784 $1,753,117
------------------------------------------------------------------------------------------------
  Joanna M. Jacobson......   60,000   5.9   $11.000 $11.000  12/11/07  $0.00 $415,070 $1,051,870
------------------------------------------------------------------------------------------------
  Diane M. Sullivan.......   60,000   5.9   $11.000 $11.000  12/11/07  $0.00 $415,070 $1,051,870
------------------------------------------------------------------------------------------------
  Howard B. Collins, Jr. .   20,000   2.0   $11.000 $11.000  12/11/07  $0.00 $138,357 $  350,623
------------------------------------------------------------------------------------------------
  C. Madison Riley, III...   30,000   2.9   $11.000 $11.000  12/11/07  $0.00 $207,535 $  525,935

--------
(1) Based upon the market price on the date of grant and an annual appreciation at the rate stated of such market price through the expiration date of such options. The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

Aggregated Option Exercises and Option Values

  The following table shows information concerning the exercise of stock options during fiscal year 1998 by each of the named executive officers and the fiscal year-end value of unexercised options.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                          Value of
                                                          Number of Unexercised   Unexercised In-the-Money
                                                Value     Options at Fy-End (#)   Options at Fy-End ($)(1)
                            Shares Acquired on Realized ------------------------- -------------------------
  Name                         Exercise (#)      ($)    Exercisable Unexercisable Exercisable Unexercisable
  ----                      ------------------ -------- ----------- ------------- ----------- -------------
  Robert C. Siegel........       105,000       968,438    306,667      183,333(2)    1,875       37,500
-----------------------------------------------------------------------------------------------------------
  Joanna M. Jacobson......             0             0    133,333      151,667           0            0
-----------------------------------------------------------------------------------------------------------
  Diane M. Sullivan.......             0             0     76,667      113,333      30,000       15,000
-----------------------------------------------------------------------------------------------------------
  Howard B. Collins, Jr. .             0             0     20,000       40,000           0            0
-----------------------------------------------------------------------------------------------------------
  C. Madison Riley, III...             0             0     36,333       53,167      22,125       11,063

--------
(1) Represents the difference between the closing price of the Company's Common Stock on November 27, 1998 ($8.875) and the exercise price of the options, multiplied by the number of shares represented by such options.
(2) Of this number, 91,667 options had been cancelled as of February 17, 1999 as a result of Mr. Siegel's retirement from the Company.

Employment Agreements

  On June 5, 1998 and November 11, 1998, the Company entered into two amendments to the November 4, 1997 employment agreement with Robert C. Siegel, prior Chairman of the Board of Directors, President and Chief Executive Officer, pursuant to which Mr. Siegel retired from the Company, effective as of December 6, 1998. Mr. Siegel will remain a consultant to the Company's Board of Directors for transition purposes through December 31, 1999. Mr. Siegel will receive compensation of $50,000 in his capacity as a consultant under the amended agreement.

  On November 11, 1998, the Company entered into an employment agreement with James A. Eskridge for Mr. Eskridge's service to the Company as Chairman and Chief Executive Officer for the period from December 7, 1998 through December 7, 2001 and renewable annually thereafter (the "Employment Agreement"). Mr. Eskridge's annual rate of base salary under his Employment Agreement is $600,000 and he is eligible for an annual bonus with a target bonus percentage of 50% of his base salary. Mr. Eskridge was also granted non- qualified stock options to purchase up to 500,000 shares of the Common Stock of the Company at the closing price of the Company's Common Stock on the trading day prior to the public announcement of his appointment ($10.125 per share).

  Under his Employment Agreement, Mr. Eskridge is also entitled to receive certain enumerated perquisites and to participate in the various employee benefit plans which the Company maintains or adopts during his employment period. The Agreement also provides for severance payments to Mr. Eskridge in the event that the Company terminates Mr. Eskridge's employment during the employment period without "cause" or Mr. Eskridge terminates his employment for "good reason". In such event, Mr. Eskridge would receive payments equal to twelve months' salary plus continued participation in medical and dental plans through the end of the employment period and accelerated vesting of the stock options granted to him under the Employment Agreement if the closing price of the Company's Common Stock on the date of termination is no less than double the exercise price for such options.

Mr. Eskridge has also entered into a change of control agreement with the Company as described under the heading "Change of Control Employment Agreements" below.

Change of Control Employment Agreements

  The Company has entered into change of control employment agreements with each of the named executive officers in the summary compensation table and with certain other executive officers. The change of control employment agreements are for two-year terms, which terms extend for one-year upon each anniversary unless a notice not to extend is given by the Company. These agreements provide generally that the executive's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the two-year period after a change of control of the Company. If the Company terminates the executive's employment (other than for cause, death, disability or retirement) or if the executive terminates for good reason during such two-year period (or upon certain terminations within 18 months prior to a change of control in connection with or in anticipation of a change of control), the Company must provide certain specified severance benefits. For purposes of the agreements, a change of control shall mean, subject to the conditions and exceptions specified in the change of control employment agreements, (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of securities of the Company where such acquisition causes such Person to own twenty percent (20%) or more of the Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) individuals who, as of February 12, 1998, constitute the Board of Directors cease to constitute at least a majority of the Board of Directors; (iii) consummation of certain reorganizations, mergers or consolidations or sales or other dispositions of all or substantially all of the assets of the Company or the acquisition of assets of another entity; or
(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

  Severance benefits under the agreements with each of the named executive officers (other than Mr. Collins) include three times the sum of the executive's base salary, target bonus, and dividend equivalents under the 1975 Plan, and three years of continued welfare insurance plan coverage. The value of additional retirement benefits which would have been earned by the executive had he or she remained in the Company's employ for an additional period of three years would also be paid to the executive. Mr. Collins would receive severance payments and other benefits based upon a 2-year severance multiple. In addition, the executives are entitled to receive an additional payment in an amount sufficient to make them whole for any excise tax on excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended. The agreements also provide for the lapse upon a change of control of all restrictions on options granted under the 1975 Plan.

Retirement Income Plan

  The Company's Retirement Income Plan, as amended effective as of January 1, 1989 (the "Retirement Plan"), is a non-contributory defined benefit pension plan. For salaried, management, sales and non-production hourly employees, the Retirement Plan covers basic compensation received from the Company and its participating subsidiaries, excluding overtime payments, commissions, bonuses and any other additional compensation and for commissioned sales personnel whose compensation is derived wholly from commissions, the Retirement Plan covers 80% of the commissions received (the "Earnings"). The Retirement Plan provides for an annual pension at normal retirement age, 65 (with a minimum of five years of service), determined as follows: (i) for credited service (the "Credited Service") prior to January 1, 1984, 1% of average annual Earnings (based on 1981, 1982 and 1983 Earnings) up to $9,000 and 1.75% of average annual Earnings in excess of $9,000 multiplied by the number of years of Credited Service prior to January 1, 1984, plus (ii) for Credited Service after January 1, 1984 but prior to January 1, 1989, 1.25% of Earnings up to $15,000 for each year of service and 2% of Earnings in excess of $15,000 for each year of service; and (iii) for Credited Service after January 1, 1989, 1.35% of Earnings up to $15,000 for each year of service and 2% of Earnings in excess of $15,000 for each year of service. If the total number of years of Credited Service exceeds 34 years, an amount equal to 1.80% of annual Earnings for each additional year of service will be added to the retirement benefit.

  The following table shows, as to each of the named executive officers, his or her (i) number of years of Credited Service as of February 17, 1999 and
(ii) estimated annual benefits payable upon retirement at age 65. The amounts presented are on a straight-life annuity basis, but alternative methods of payment are available at the option of the participant. In no event shall benefits payable under the Retirement Plan exceed the maximum allowed under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The benefit payment under the Retirement Plan is not subject to any deductions for Social Security benefits or other offset amounts.

                                                Number of Years
                                                  of Credited   Estimated Annual
                                                 Service as of  Benefits Payable
                                                 February 17,   Upon Retirement
Name                                                 1999         At Age 65(1)
----                                            --------------- ----------------
Robert C. Siegel(2)............................         5           $12,010
Joanna M. Jacobson.............................         2           $87,637
Diane M. Sullivan..............................         3           $75,802
Howard B. Collins, Jr..........................         2           $44,450
C. Madison Riley, III..........................         5           $91,222

--------
(1)  Assumes continued service until age 65 at current salary levels.
(2) Mr. Siegel retired as Chief Executive Officer of the Company on December 6, 1998.

Compensation Committee Report

  The Compensation Committee (the "Committee") is comprised of four non-employee directors: Mr. Frank Mori, Committee Chairman, Ms. Margaret McKenna and Messrs. Donald Gant and Paul Tippett. The Committee reviews and oversees the Company's various incentive plans, evaluates performance and reviews compensation levels and other related matters for the Company's senior executives. When evaluating the performance of its senior executives, the Committee reviews with the full Board in detail all aspects of compensation for the senior executives, including the five individuals named in the Summary Compensation Table. The Committee met five times in fiscal 1998.

 Compensation Philosophy

  The Committee's strategy is to align the Company's executive compensation program to corporate performance and shareholder returns. The Committee considers the following objectives when evaluating the Company's compensation programs:

  . Competitive base salaries to attract and retain well-qualified, experienced executives;

  . Link cash-based incentive compensation to corporate performance goals and individual performance; and

  . Link senior executive long-term compensation to consistent appreciation in price of Stride Rite Common Stock through stock option grants.

  In achieving these objectives, the Committee analyzes Company, division and individual performance, competitive executive compensation packages and stock performance. The Committee periodically retains the services of a consulting firm specializing in executive compensation to review the competitiveness of the Company's executive compensation programs with other public corporations with which the Company competes for executive talent.

  The three major components of the Company's executive compensation for fiscal 1998 were: base salary, annual incentive compensation and stock options. Although each of the three major components of compensation is described in more detail below, the Committee also evaluates the total compensation package of each senior executive, including pension benefits, insurance, severance plans and other benefits.

 Base Salary

  Base salaries for executive officers are established by evaluating the responsibilities of the position, the level of experience of the individual, and competitive market data on comparable positions.

  The Committee reviews the base salaries of the Company's senior executives annually. Salary increases are based on the overall performance of the Company and each executive officer individually, including the financial results of the executive's particular business unit. Market data is also utilized in determining base salary levels for each executive, which are targeted at approximately the median level among footwear competitors of like size. The final determination is subjectively made based on these criteria.

 Annual Incentive Compensation

  Under the annual incentive compensation plan in effect for fiscal 1998, individual participation and target payouts were established by the Committee, based on the nature and scope of responsibilities of each participant. Bonuses were earned based on fiscal 1998 performance against established business and financial goals. The performance goals were approved by the full Board in October 1997, and included a threshold consolidated pre-tax income goal, a consolidated pre-tax income goal and divisional pre-tax income goals. For fiscal 1998, the Company met the minimum threshold for payments under the incentive plans, but failed to meet the consolidated pre-tax income goal. The Keds, International and Stride Rite Children's Group divisions all met or exceeded their divisional pre-tax income goals and bonus payments were made to plan participants in those groups. Additional discretionary bonuses were given to executives who the Committee felt merited incentive compensation based on subjective criteria.

 Stock Options

  Under the 1998 Stock Option Plan, the Committee is authorized to grant options to purchase Common Stock with an exercise price equal to the market price of the Common Stock on the date of the grant. The Committee has established guidelines for the number of options to be granted at various executive levels, based on competitive practices, the duties and scope of responsibilities of each executive's position, and the amount and terms of options already held by each executive.

  The Committee and the Chief Executive Officer believe that executive ownership of significant equity interest in the Company will more closely align the interests of stockholders and management. In light of this belief, the Company established stock ownership guidelines for senior executives, effective February 4, 1999. The executives to whom these guidelines apply will have up to five years to reach target minimum levels of stock ownership, based on an ascending scale commensurate with their level in the Company. The guidelines range from one to five times' annual base salary. Compliance with these guidelines will be monitored by the Committee and, while not mandatory, will be taken into consideration when future stock option grants and bonus awards are made.

 Compensation of the Chief Executive Officer

  Mr. Siegel's base salary for fiscal year 1998 was $650,000, based on his Employment Agreement dated November 4, 1997. This base salary was established by the Committee after consideration of market data and a variety of subjective factors and negotiation and agreement with Mr. Siegel. He earned no incentive compensation for fiscal year 1998 because the goals established at the beginning of the year were not met. Mr. Siegel was granted options to purchase 100,000 shares of Common Stock pursuant to the 1998 Stock Option Plan on the same basis as described above for other executive officers.

  Mr. Eskridge was elected Chairman and Chief Executive Officer of the Company by the Board on November 11, 1998, effective as of December 7, 1998. In evaluating his compensation package, the Committee used data on compensation levels, including all forms of incentive compensation, from the Company's peer group.

  Pursuant to his Employment Agreement, Mr. Eskridge's annual base salary for fiscal 1999 was set at $600,000. Mr. Eskridge is eligible to receive incentive compensation under the Senior Executive Annual Incentive Plan, targeted at 50% of his base salary. Future payouts under this Plan will be based on the attainment of financial goals established by the Board in December 1998.

  Also pursuant to his Employment Agreement, Mr. Eskridge was awarded non-qualified stock options to purchase 500,000 shares of Common Stock, at $10.125 per share, the closing price of the Company's Common Stock on the New York Stock Exchange--Composite Tape, on November 10, 1998. These shares will vest one-third on each of the first, second and third anniversaries of his December 7, 1998 employment date.

 Internal Revenue Code Section 162(m)

  Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"), publicly traded corporations are not permitted to deduct compensation exceeding $1,000,000 paid to certain top executives, unless the compensation qualifies as "performance based compensation". Certain compensation paid to Mr. Siegel for fiscal year 1998 will be non-deductible as a result of the $1,000,000 limit, based on the timing of his exercising previously granted stock options.

 Conclusion

  As outlined in the compensation plans described above, a substantial portion of the Company's executive compensation is directly linked to individual and corporate performance and stock price appreciation, in accordance with our stated Compensation Philosophy.

                                          COMPENSATION COMMITTEE

                                          Frank R. Mori (Chairman)
                                          Donald R. Gant
                                          Margaret A. McKenna
                                          W. Paul Tippett, Jr.

Performance Graph

  Set forth below is a graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies in the Standard & Poor's Small Cap 600 Index, and the Standard & Poor's Footwear--Small Cap Index (the current performance indicator of peer group companies), for a period of five fiscal years commencing December 3, 1993 and ending November 27, 1998. The Standard & Poor's Footwear--Small Cap Index consists of Brown Group, Inc., Justin Industries, Inc., K-Swiss Inc.--Class A, Timberland Co.--Class A, Wolverine World Wide, Inc. and the Company.

                              [GRAPH APPEARS HERE]

                                          1993 1994   1995   1996   1997   1998
                                          ---- ----- ------ ------ ------ ------
Company.................................. 100  68.66  50.01  58.46  70.90  53.73
S&P Footwear--Small Cap Index............ 100  76.24  73.77 100.89 137.97  99.86
S&P Small Cap--600 Index................. 100  96.34 126.16 153.78 191.52 181.26

Certain Transactions With Management

  During fiscal 1998, the Company had a loan outstanding to Dennis Garro, President of Stride Rite International Corp., a subsidiary of the Company, the purpose of which had been to assist with his relocation to the Boston area. The highest amount outstanding on this loan since the beginning of fiscal 1998 was $66,000, and $16,265 remained outstanding as of February 17, 1999. This loan bears interest at a rate of six percent (6%) per annum.

                           2. 1998 STOCK OPTION PLAN

General

  On February 4, 1999, the Board of Directors of the Company adopted an amendment to the 1998 Stock Option Plan (the "1998 Plan") to increase the number of shares of Common Stock which may be purchased or awarded pursuant to the 1998 Plan by 1,500,000 shares, to an aggregate of 3,900,000 shares, subject to shareholder approval, and also voted to change the name of the 1998 Plan from the 1998 Long-Term Growth Incentive Plan to the 1998 Stock Option Plan.

  The Company adopted the 1998 Plan in order to encourage and provide opportunities for stock ownership by employees thereby more closely aligning employees' interests with those of the stockholders. The Board of Directors believes that the 1998 Plan enables the Company to attract and retain key employees who will make significant contributions towards the successful management and growth of the Company, and that the 1998 Plan links compensation with the achievement of long-term business goals and increases in shareholder value.

  The 1998 Plan was approved at the 1998 annual meeting of stockholders with an initial share availability of 2,400,000 shares. Options for approximately 800,000 shares had already been granted subject to approval by the shareholders at that meeting, options for 500,000 shares were required in connection with the employment of a new chief executive officer, and additional options were required in connection with the Company's normal option grant program. Additional authority is now required in order to make shares available for future option grants in order to carry out the purposes of the plan.

  The 1998 Plan has a term of three years ending April 2001. The maximum number of shares of the Company's Common Stock which may be awarded or purchased upon exercise of options under the 1998 Plan is 3,900,000, subject to approval by the stockholders of the amendment to the 1998 Plan and subject to adjustments as provided under the heading "Operation of the 1998 Plan" below. All statements set forth in this Proxy Statement relating to the 1998 Plan are qualified in their entirety by reference to the text of the 1998 Plan, which is set forth as Appendix A to this Proxy Statement.

Administration

  The 1998 Plan is administered by a committee consisting of not less than two non-employee members of the Board of Directors, appointed by the Board of Directors (the "Committee"). The Committee consists of members who qualify to administer the 1998 Plan as contemplated by Rule 16b-3 and Section 162(m) under the Code. To the extent permitted by applicable law and the terms and conditions of the Plan, the Committee may delegate to one or more employee members of the Board of Directors the power to make stock or option awards to 1998 Plan participants who are not executive officers pursuant to Section 16 of the 1934 Act (or any successor provision) and are not "covered employees" within the meaning of Section 162(m) of the Code (or any successor provision).

Participants

  Awards of shares of Common Stock and options to purchase shares of Common Stock may be granted pursuant to the 1998 Plan to any key executive of the Company plus, on a highly selective basis, other employees of the Company whom the Committee determines are key contributors to the business of the Company (the "Participants").

Operation of the 1998 Plan

  During the term of the 1998 Plan, the Committee may grant awards of Common Stock and/or options to Participants, in its discretion. Options may be incentive stock options as defined by Section 422 of the Code or may be non-qualified stock options; the Committee will specify at the time of grant whether an option is an incentive stock option or a non-qualified stock option. The exercise price of options will be as determined by the Committee, but shall not be less than the fair market value of the stock on the date of grant, except that in the event the Participant owns or is deemed to own 10% or more of the outstanding Common Stock of the Company, the exercise price of an incentive stock option shall not be less than 110% of the fair market value of the Common Stock on the date of grant. The aggregate fair market value at the time of grant of incentive stock options exercisable by any one Participant in a calendar year shall not exceed $100,000 or other limit imposed by the Code. Fair market value on any given date is defined as the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the specified date. The term of each option shall be as set by the Committee, not to exceed 10 years. Stock options shall become exercisable as to one-third of the shares of Common Stock underlying the Stock Option on each of the first three anniversaries of the date of grant, or as otherwise determined by the Committee.

  Common Stock awards shall confer on a Participant the right to receive a specified number of shares of Common Stock subject to the terms and conditions of the award set by the Committee, which may include forfeitability contingencies based on continued employment with the Company, on meeting performance criteria or both. The shares awarded may be subject to restrictions lapsing in equal installments on the third, fourth and fifth anniversaries of grant, or such other restrictions as determined by the Committee.

  Awards of options and shares of Common Stock may not be made following April 2001, or following the earlier termination of the 1998 Plan. The maximum aggregate number of shares of the Company's Common Stock which may be awarded or purchased upon exercise of options under the 1998 Plan is 3,900,000 subject to stockholder approval and the maximum number of shares that may be awarded to or so purchased by any individual under the 1998 Plan is 500,000, in each case subject to adjustments as provided below. Awards of shares under the 1998 Plan shall not exceed 200,000 shares. If any options or other awards under the 1998 Plan are forfeited or canceled, the shares underlying such options or awards may, to the extent permitted by applicable law, again be awarded or be subject to options under the 1998 Plan. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Company's assets to stockholders or any other change affecting the Common Stock, the Committee may make such proportionate adjustments, if any, as it, in its discretion, may deem appropriate to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the 1998 Plan; (ii) the number and kind of shares covered by each outstanding award made under the 1998 Plan; (iii) the option, base or purchase price per share for any outstanding option and other awards granted under the 1998 Plan; and/or (iv) the aggregate number of shares of Common Stock that may be awarded under awards to any one Participant, provided that any such actions are consistently and equitably applicable to all affected Participants. In addition, any Common Stock issued by the Company through the assumption or substitution of outstanding grants or grant commitments from an acquired entity shall not reduce the shares available for issuance under the 1998 Plan. The grant of stock options under the 1998 Plan will not entitle the Participant to any interest in any dividend, voting or other rights of a stockholder. Neither the 1998 Plan nor any action taken thereunder will be construed as giving any person a right to be retained as an employee of the Company, nor will any action taken thereunder be construed as entitling the Company to the services of any Participant for any period of time.

  Notwithstanding any other provision of the 1998 Plan to the contrary, in the event of a change of control, (i) any stock options outstanding as of the date of the change of control that are not then exercisable and vested shall become fully exercisable and vested and all restrictions applicable to Common Stock awarded under the 1998 Plan shall lapse and (ii) unless determined otherwise by the Committee at the time of grant, and subject to certain conditions set forth in Section 8(g) of the 1998 Plan, options may be surrendered in exchange for an amount of cash as specified in the 1998 Plan. For purposes of the 1998 Plan, a change of control shall mean, subject to the conditions and exceptions specified in the 1998 Plan, (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of securities of the Company where such acquisition causes such Person to own 20 percent or more of the Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) individuals who, as of December 11, 1997, constitute the Board of Directors cease to constitute at least a majority of the Board of Directors; (iii) the approval by the stockholders of the Company of certain reorganizations, mergers or consolidations or sales or other dispositions of all or substantially all of the assets of the Company or the acquisition of assets of another entity or, if consummation of such business combination is subject, at the time of such approval by stockholders, to the consent of any government or government agency, the obtaining of such consent (either explicitly or implicitly by consummation); or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Non-Transferability

  Options granted pursuant to the 1998 Plan may not be assignable, alienable, saleable or otherwise transferable by a participant other than by will or under the laws of descent and distribution. If so permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise such Participant's rights and receive any distributions under the 1998 Plan upon the Participant's death. To the extent required to comply with regulations and rules under the 1934 Act, including Rule 16b-3, any contrary requirements shall prevail over the provisions set forth above in regard to executive officers subject to Section l6 of the 1934 Act. A stock option may be exercised, during the lifetime of the Participant, only by such Participant or such Participant's legal representative.

Federal Income Tax Considerations

  The Company has been advised that, based on the present provisions of the Code and regulations promulgated thereunder, the federal income tax consequences of the grant, vesting and exercise of stock options under the Plan and the subsequent disposition of stock acquired thereby will be as described below. The following discussion addresses only the general federal income tax consequences of stock options and is not intended as tax advice to any individual. Holders of stock options are urged to consult their own tax advisors regarding the impact of federal, state and local taxes, and the federal alternative minimum tax, given their individual situations.

 Non-Qualified Options

  (a) Generally, an optionee will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the granting of a non-qualified stock option ("NQSO").

  (b) Upon the exercise of a NQSO, the optionee realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired at the time the NQSO is exercised over the exercise price for such shares. At that time, the Company will be allowed a tax deduction equal to the amount of ordinary taxable income recognized by the optionee.

  (c) When an optionee exercises a NQSO by paying the exercise price solely in cash, the basis in the shares acquired is equal to the fair market value of the shares on the date ordinary income is recognized, and the holding period for such shares begins on the day after the shares are received.

  (d) When an optionee exercises a NQSO by exchanging previously acquired shares of Common Stock held as capital assets in partial or full payment of the exercise price, shares of Common Stock received by the optionee equal in number to the previously acquired shares exchanged therefor will be received free of tax and will have the same basis and holding period as such previously acquired shares. The optionee will recognize ordinary taxable income equal to the fair market value of any additional shares received by the optionee, less the amount of any cash paid by the optionee. The optionee will have a basis in such additional shares equal to their fair market value on the date ordinary income is recognized and the holding period of such shares will commence on the day after they are transferred to the optionee.

  (e) Upon subsequent disposition of shares acquired upon exercise of a NQSO, the difference between the amount realized on the sale and the basis in the shares is treated as long-term or short-term capital gain or loss, depending on the holding period for the shares, and the long-term capital gain or loss rate may vary based upon the holding period for the shares. The subsequent disposition of shares acquired by exercise of a NQSO will not result in any additional tax consequences to the Company.

 Incentive Stock Options

  (a) Generally, an optionee will not recognize any taxable income and the Company will not be allowed a tax deduction upon the granting of an Incentive Stock Option ("ISO").

  (b) Upon the exercise of an ISO, the optionee will not realize ordinary taxable income and the Company will not be allowed a tax deduction, as long as the optionee is an employee of the Company (or of a participating subsidiary) from the time of the grant through the date three months before the ISO was exercised. (The foregoing requirement is waived with respect to exercises by the estate of an optionee who dies while employed, or within three months after the termination of his or her employment, and the three-month period is extended to one year in the case of a termination because of total and permanent disability.) If the foregoing requirement is not met, the exercise of an ISO is treated in the same manner as the exercise of a NQSO (see above). The basis for the shares so acquired equals the exercise price, and the holding period for the shares begins on the day after the date the shares are received.

  (c) Generally, upon the disposition of shares acquired through the exercise of an ISO, the optionee will recognize long-term capital gain or loss to the extent the amount realized on the sale of such shares is greater than or less than the exercise price, as long as the disposition is not a "disqualifying disposition" (see paragraph (d) below).

  (d) A "disqualifying disposition" generally occurs if shares acquired upon exercise of an ISO are disposed of by the optionee prior to the expiration of two years from the date of grant of the Option or one year from the date of transfer of shares to the optionee. (However, disposition by the estate of a deceased employee is not considered a disqualifying disposition even if it occurs before these dates.) Upon a disqualifying disposition, the optionee will realize ordinary taxable income (and the Company will be allowed a tax deduction) in an amount equal to the excess, if any of (A) the lesser of (i) the fair market value of the shares on the date the ISO is exercised, or (ii) the amount realized on such disqualifying disposition over (B) the exercise price. The excess, if any, of the amount realized upon such disqualifying disposition over the fair market value of the shares on the date of exercise will be taxed as long-term or short-term capital gain depending on the holding period involved, and the long-term capital gain or loss rate may vary based upon the holding period for the shares.

  (e) Generally, if the optionee exchanges previously acquired shares of Common Stock in partial or full payment of the exercise price of an ISO, the exchange will not affect the ISO treatment of the exercise and, except as otherwise described herein, no gain or loss or other income will be recognized upon the disposition of the previously acquired shares. Shares of Common Stock received by the optionee equal in number to the previously acquired shares exchanged therefor will have the same basis (increased by the amount of ordinary income, if any recognized on the exchange) and the same holding period for capital gains purposes as the previously acquired shares. Optionees will not, however, be able to use the old holding period for purposes of satisfying the holding period requirement for avoiding a disqualifying disposition of the ISO. Shares of Common Stock received by the optionee in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences on the day after the date the shares are received upon exercise of the ISO. If payment of the exercise price is made using shares of Common Stock acquired upon exercise of an ISO, the delivery of these previously acquired shares to the Company will be considered a disposition of the shares for the purpose of determining whether a disqualifying disposition has occurred.

 Change of Control

  The vesting of Stock Options upon a change of control is considered to result in a "parachute payment", some or all of which could be an "excess parachute payment" to the holder. Excess parachute payments are subject to a 20 percent excise tax imposed on the holder and are nondeductible by the Company. In addition, the vesting of ISOs on a change of control would cause ISOs to cease to qualify for ISO status, and to be taxed as NQSOs, to the extent ISOs on more than $100,000 fair market value of Common Stock (determined at the time of grant) become exercisable in a single year. Finally, the exercise of a right following a change of control to have Stock Options canceled in exchange for a payment in cash or Common Stock would result in ordinary income to the holder in an amount equal to the sum of any cash received and the fair market value of any Common Stock received. The optionee's basis in any shares of Common Stock received would be equal to the amount of ordinary income recognized with respect to such shares, and, upon subsequent disposition, any further gain or loss would be either short-term or long-term capital gain or loss, depending on the holding period of the shares. The holding period for such shares would commence on the day after the shares were received. Subject to the excess parachute rules discussed above, the Company would be allowed a tax deduction equal to the amount of ordinary income recognized by the holder.

 Withholding

  The Company has a right to withhold any sum required by federal, state or local tax laws with respect to the exercise or cancellation of any Stock Option, or to require payment of such amounts before delivery of shares.

Vote Required

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1998 PLAN. Approval of the Amendment to the 1998 Plan requires (assuming a quorum is present) the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented in person or by proxy at the meeting.

              3. 1998 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

General

  On February 4, 1999, the Board of Directors unanimously adopted an amendment to the 1998 Non-Employee Director Stock Ownership Plan (the "1998 Director Plan"), subject to stockholder approval.

  The amended plan would provide for an annual retainer of $40,000, payable either entirely in shares of Common Stock or one-half in shares of Common Stock and one-half in cash at the election of each director. This annual retainer would replace a portion of the existing annual director compensation program, which includes a cash retainer of $30,000 and an annual stock grant of 500 shares. Under both the existing and amended plans, directors also receive an annual grant of options to purchase 5,000 shares of Common Stock at fair market value.

  The amended plan would also provide for an initial grant of options to purchase up to 5,000 shares of Common Stock at fair market value to new directors based on the number of months between the date of initial election to the Board of Directors and the next annual meeting of stockholders.

  The Board of Directors believes that paying directors in shares of Common Stock gives directors added incentive to further the long-term profitability of the Company and thereby benefits the stockholders of the Company. The Board of Directors also wishes to assure that its director compensation arrangements remain competitive with those offered elsewhere in order to be able to attract and retain non-employee directors of outstanding ability. The Board of Directors believes that these changes will further the goal of aligning the directors' interests with those of the stockholders. Accordingly, the Board recommends that the stockholders approve the amendment to 1998 Director Plan.

  All statements set forth in this Proxy Statement relating to the 1998 Director Plan are qualified in their entirety by reference to the text of the 1998 Director Plan, as amended, which is set forth as Appendix B to this Proxy Statement.

Administration

  The 1998 Director Plan will be self-governing. Questions of interpretation, if any, will be resolved by the Board of Directors.

Participants

  Awards of shares of Common Stock and options to purchase shares of Common Stock may be granted pursuant to the 1998 Director Plan to any director who is not an employee of the Company. As of February 17, 1999, all of the directors other than Mr. Eskridge (seven persons) were eligible to participate in the 1998 Director Plan.

Operations of the 1998 Director Plan

  During the term of the Amended 1998 Director Plan, beginning with the first fiscal quarter after the 1999 annual meeting of stockholders, until the 1998 Director Plan is terminated or amended, each director will receive an annual retainer of $40,000, payable entirely in shares of Common Stock or one-half in shares of Common Stock and one-half in cash at the election of the director. Such amount will be payable in quarterly increments at the beginning of each fiscal quarter with the number of shares to be granted based on the closing price of the Common Stock on the last day of each preceding fiscal quarter.

  Each director would be eligible to defer his or her annual retainer, with the cash portion, if any, deferrable in a cash deferrable account which would earn interest based on the prime commercial interest rate at the Chase Manhattan Bank, and the stock portion deferrable in stock units.

  In addition, at each annual meeting of stockholders, each director will receive a grant of options to purchase 5,000 shares of Common Stock at fair market value. Each Option will have a term of ten years and will become exercisable as to the purchase of 1,600 shares one year after the date of grant, 1,700 shares after two years and a final 1,700 shares after three years. The exercise price of the options granted will be the fair market value of a share of Common Stock on the date of grant, defined as the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the grant date.

  Each new director will also receive a grant of options to purchase up to 5,000 shares of Common Stock at fair market value as of his or her initial election to the Board of Directors. The number of options for each new director will be pro rated as follows, based on the time between the date of initial election to the Board of Directors and the next annual meeting of stockholders: less than 3 months--1,250 shares; at least 3 months and up to 6 months--2,500 shares; at least 6 months and up to 9 months--3,750 shares; greater than 9 or more months--5,000 shares. Initial option grants will have a term of ten years and will become exercisable as to the purchase of 32% one year after the date of grant and 34% each after two years and after three years.

  Unvested options are forfeited upon the director ceasing to serve on the Board of Directors. Upon a change of control of the Company (as described above in "1998 Stock Option Plan--Operation of the 1998 Plan"), any stock options outstanding as of the date of the change of control which are not then exercisable and vested, shall become fully exercisable and vested, effective immediately prior to the occurrence of such change of control.

  The maximum number of shares of Common Stock which may be purchased upon exercise of stock options and grants of Common Stock under the 1998 Director Plan is 300,000, subject to adjustments as provided below. If any options awarded under the 1998 Director Plan are forfeited, canceled, reacquired by the Company, satisfied without issuance of Common Stock or otherwise terminated (except by exercise), the shares which underlie such options may again be awarded under the 1998 Director Plan. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, combination of shares, exchanges of shares, warrants or rights offerings to purchase Common Stock at a price below its fair market value, recapitalization, reclassification, merger, consolidation, spinoff or other similar changes in capitalization, then the 1998 Director Plan provides for the adjustment of (i) the aggregate number and kind of shares reserved for issuance under the 1998 Director Plan, (ii) the number of options and/or shares of Common Stock issuable pursuant to the automatic grants described above, and (iii) the number, kind and exercise price of shares of the Common Stock subject to outstanding stock options, as required to ensure that the proportionate interests of the holders of options granted under the 1998 Director Plan will be maintained.

Termination of Awards

  If for any reason, a non-employee director ceases to be a director of the Company one year or more after such director's initial election or appointment to the Board, while such director holds an option granted under the 1998 Director Plan which has vested, such option shall continue to be exercisable for a period of three years or the remainder of the option term, whichever is shorter. If for any reason other than death, a non-employee director ceases to be a director of the Company within one year of such director's initial election or appointment to the Board, any options granted under the 1998 Director Plan to such director shall be canceled as of the date of such cessation. In the event a non-employee director dies within one year of his or her initial election or appointment to the Board, any options held by such director at the time of his or her death shall be exercisable by the transferee who received the option pursuant to a will or in accordance with the laws of descent and distribution for a period of three years following such director's death.

Non-Transferability

  Options granted pursuant to the 1998 Director Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or under the laws of descent and distribution. An option may be exercised, during the lifetime of a non-employee director, only by such non-employee director or his or her legal representative.

Term of the 1998 Director Plan

  The 1998 Director Plan was in effect as of April 16, 1998 and will remain in effect for a term of ten years, unless earlier terminated by the Board of Directors.

                               NEW PLAN BENEFITS

                1998 Non-Employee Director Stock Ownership Plan

                                                           Annual
                              Annual Options            Stock to be
      Name and Position       to be Granted               Granted
      -----------------       -------------- ----------------------------------
Non-employee Directors as a                  Shares with a fair market value of
 group (7 persons)...........     35,000      up to $280,000

Federal Income Tax Considerations

  Based on the present provisions of the Code and regulations promulgated thereunder, the federal income tax consequences of the grant, vesting and exercise of options under the 1998 Director Plan and the subsequent disposition of stock acquired thereby will be as described below. The following discussion addresses only the general federal income tax consequences of stock options and is not intended as tax advice to any individual. Holders of stock options are urged to consult their own tax advisors regarding the impact of federal, state and local taxes, and the federal alternative minimum tax, given their individual situations.

  A director will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the grant of an option under the 1998 Director Plan. Upon the exercise of an option, the director will have ordinary income in an amount equal to the excess, if any, of (i) the fair market value on the date of exercise of the shares of Common Stock so acquired over (ii) the option exercise price. The director's basis in the shares so acquired will equal the amount of such ordinary income, and the Company will be allowed a tax deduction in the same amount.

  Upon subsequent disposition of shares of Common Stock acquired upon exercise of an option under the 1998 Director Plan, the director will recognize the difference between the amount realized on the sale and the basis in the shares as long-term or short-term capital gain or loss, depending on the holding period for the shares.

Vote Required

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1998 DIRECTOR PLAN. Approval of the amendment to the 1998 Director Plan requires (assuming a quorum is present) the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented in person or by proxy at the meeting.

                    4. 1999 EXECUTIVE LONG-TERM BONUS PLAN

General

  The Stride Rite Corporation 1999 Executive Long-Term Bonus Plan (the "1999 Long-Term Bonus Plan") was adopted by the Board of Directors on February 4, 1999, subject to approval by the Company's stockholders. The purpose of the plan is to reward key executives for attaining specified three-year goals, the achievement of which is expected to lead to increased shareholder returns.

  If approved by the Company's stockholders, the 1999 Long-Term Bonus Plan will be effective for any period of three consecutive fiscal years beginning on or after November 28, 1998.

  All statements set forth in this Proxy Statement relating to the 1999 Long-Term Bonus Plan are qualified in their entirety by reference to the text of the plan which is set forth as Appendix C to this Proxy Statement.

Administration

  The 1999 Long-Term Bonus Plan is administered by the Compensation Committee, which has powers under the plan to designate three year performance periods, to determine the persons who may receive awards and the amount of the target awards, to determine the goals to be achieved and the weighting of each goal, and to certify attainment of the goals.

Operation of the 1999 Long-Term Bonus Plan

  The 1999 Long-Term Bonus Plan provides that the Compensation Committee of the Board of Directors may establish a three-year bonus award for any three-year period beginning on or after the fiscal year commencing on November 28, 1998. The Committee has the power to designate participants in the plan, establish a target award for each participant, establish performance goals based upon two or more of the following criteria: revenue growth, earnings per share, cash flow, cash flow return on investment, return on equity, and the Company's stock price as a percentage of a peer group of stocks, and to establish the weighting of the designated goals.

  Following the end of the designated performance period, the Committee must determine whether the performance goals have been attained. If the Committee certifies that payment of performance awards should be made, such payments are to be made one-half in cash and one-half in shares of Common Stock, or all in cash at the Committee's discretion, by no later than February 15 of the year following the end of the performance period. No individual may receive an award under the 1999 Long-Term Bonus Plan in an amount exceeding $1 million.

  The Committee has established an initial Performance Period under the 1999 Long-Term Bonus Plan commencing November 28, 1998. For this period the Committee has designated nine (9) employees as participants, with a maximum award of no more than $625,000 for any one participant. The Committee has established three goals: Revenue Growth, Earnings Per Share and Stock Price as a percentage of the companies comprising the footwear component of the Standard & Poor's Small Cap 600 Index. In order to earn awards, the three goals must be achieved at threshold levels in all three years in the initial Performance Period. If the goals are achieved at the target level, the nine
(9) designated participants would earn awards in an aggregate amount of $4.5 million.

Vote Required

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL. Approval of this proposal requires (assuming a quorum is present) the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented in person or by proxy at the meeting.

                           5. SELECTION OF AUDITORS

  Although Massachusetts law no longer requires that the Company's auditors be approved each year by the stockholders, the Board of Directors continues the practice of submitting such selection to the stockholders for their approval because the Board deems it appropriate to do so. The Board of Directors has selected PricewaterhouseCoopers LLP, which has acted as auditors of the Company since 1972, to act as auditors for its current fiscal year. In the event that the stockholders do not approve of PricewaterhouseCoopers LLP, the Board of Directors will reconsider the appointment of PricewaterhouseCoopers LLP.

  A representative of PricewaterhouseCoopers LLP will be present at the meeting, will be provided the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from the stockholders.

  The Company's consolidated financial statements for the 1998 fiscal year were examined and reported upon by PricewaterhouseCoopers LLP. In connection with that examination, they also reviewed the Company's Annual Report and the Company's filings with the SEC, and provided consultations on financial statement implications of matters under consideration. PricewaterhouseCoopers LLP also examined and reported upon the financial statements of the Company's retirement and pension plans.

                               6. OTHER MATTERS

Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires the Company's Executive Officers and Directors and persons owning more than 10% of the outstanding Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than 10% holders of Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on copies of such forms furnished as provided above, or written representations that no Forms 4 or 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its Executive Officers, Directors and owners of greater than 10% of its Common Stock were complied with in fiscal 1998 other than (i) Forms 5 for Warren Flick and Donald R. Gant reporting acquisition of phantom stock units pursuant to the Deferred Compensation Plan for Directors, which were filed 1 and approximately 10 days after the deadline specified in Section 16(a) of the 1934 Act, (ii) Forms 4 for Diane M. Sullivan, Joseph T. Barrell, and Howard B. Collins, Jr., reporting acquisition of Common Stock of the Company as part of their annual bonus for fiscal year 1998, which were filed approximately 40 days after the deadline specified in Section 16(a) of the 1934 Act, and (iii) Form 4 for C. Madison Riley, III reporting acquisition of Common Stock of the Company pursuant to the Company's Employee Stock Purchase Plan, which was filed approximately 14 months after the deadline specified in Section 16(a) of the 1934 Act.

  The Board of Directors of the Company is not aware of any other matters which may come before the meeting. If any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on any such matters.

                              PROXY SOLICITATION

  The solicitation of proxies will be principally by mail, and may be followed by telephone and personal contacts by officers, directors or regular employees of the Company, or by employees of D.F. King & Company, Inc., proxy solicitors for the Company. The cost of soliciting proxies will be borne by the Company. The Company does not yet have a written agreement with D.F. King & Company, Inc. regarding the proxy solicitation. It is anticipated that the agreement with D.F. King & Company, Inc. will be on customary terms. The costs of proxy solicitation are not anticipated to exceed $20,000, unless circumstances require otherwise. Brokers and others holding shares of Common Stock in their names or in the names of their nominees will be expected to forward copies of the Company's proxy soliciting material to beneficial owners of such shares and to seek authority for execution of proxies and will be reimbursed by the Company for their reasonable expenses.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company on or before October 28, 1999 to be considered for inclusion, pursuant to Rule 14a-8 under the 1934 Act, in the proxy material for that meeting. Any such proposal should be addressed as follows:

                                          Office of the Clerk
                                          The Stride Rite Corporation
                                          191 Spring Street
                                          P.O. Box 9191
                                          Lexington, Massachusetts 02420-9191

February 25, 1999

                                  APPENDIX A

                          THE STRIDE RITE CORPORATION
                            1998 STOCK OPTION PLAN

Section 1: Purpose

  The purpose of The Stride Rite Corporation 1998 Stock Option Plan (the "Plan") is to enable The Stride Rite Corporation (the "Corporation") and its Subsidiaries to attract and retain key employees who will make significant contributions towards the successful management, growth and protection of the Corporation and to provide meaningful incentives to such employees who are more directly linked to the achievement of long-term business goals and increase in shareholder value. In addition, the Plan is designed to encourage and provide opportunities for stock ownership by such employees which will more closely align their interests with those of the stockholders of the Corporation.

Section 2: Definition of Terms

  (a) Award means any Stock Option or Stock Award granted under the Plan.

  (b) Board means the Board of Directors of the Corporation.

  (c) Code means the Internal Revenue Code of 1986, as amended from time to time.

  (d) Committee means a committee of not less than two non-employee members of the Board, appointed by the Board to administer the Plan. The Committee shall be comprised of members who qualify to administer this Plan as contemplated by
(a) Rule 16b-3 under the 1934 Act or any successor rule, and (b) Section 162(m) under the Code.

  (e) Common Stock means the common stock, $.25 par value, of the Corporation.

  (f) Corporation means The Stride Rite Corporation, a corporation established under the laws of the Commonwealth of Massachusetts, and its Subsidiaries.

  (g) Fair Market Value means on any given date the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the specified date or, if no Common Stock was traded on such date, the most recent date on which Common Stock was traded preceding the specified date, as reflected on The New York Stock Exchange--Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the National Association of Securities Dealers Automated Quotation system, or par value of Common Stock if greater.

  (h) Incentive Stock Option (ISO) means a Stock Option to purchase Shares awarded to a Participant which is intended to be an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor provision.

  (i) Non-Qualified Stock Option (NQSO) means a Stock Option to purchase Shares of Common Stock awarded to a Participant which is not intended to be an ISO.

  (j) 1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

  (k) Participant means a person selected by the Committee (or its delegate as provided under Section 4) to receive an Award under the Plan.

  (l) Reporting Person means an individual who is subject to Rule 16b-3 of the 1934 Act or any successor rule.

  (m) Shares means shares of the Common Stock of the Corporation.

  (n) Stock Award means an Award to a Participant comprised of Common Stock or valued by reference to Common Stock granted under Section 7(c) of the Plan.

  (o) Stock Option means an Award in the form of the right to purchase a specified number of Shares at a specified price during a specified period.

  (p) Subsidiary means any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with, the Corporation or any entity in which the Corporation has a significant equity interest as determined by the Committee.

Section 3: Effective Dates

  The Plan shall be effective as of the date the shareholders of the Company approve the Plan, subject to the registration of the Shares issuable pursuant to the Plan. No Awards may be made under the Plan after three years from the date of shareholder approval or earlier termination of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to three years following shareholder approval or any earlier termination date may extend beyond such date, and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 4: Administration

  The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Corporation, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any employee of the Corporation or of any Subsidiary. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable. To the extent permitted by applicable law and the terms and provisions of the Plan, the Committee may delegate to one or more employee members of the Board the power to make Awards to Participants who are not Reporting Persons and are not "covered employees" within the meaning of Section 162(m) of the Code or any successor provision.

Section 5: Eligibility

  Key executives of the Corporation and its Subsidiaries plus, on a highly selective basis, other employees of the Corporation and its Subsidiaries whom the Committee determines are key contributors to the business of the Corporation and its Subsidiaries shall be eligible to receive an Award under the Plan.

Section 6: Stock Available for Awards

  (a) Common Shares Available. Subject to adjustment as provided in Section 6(c) below, the maximum number of Shares available for Awards under the Plan shall be 3,900,000, plus, to the extent permitted under applicable law, the number of Shares added back pursuant to Section 6(d).

  (b) Share Usage Limits. For the period that the Plan is in effect the aggregate number of Shares that shall be granted as Stock Awards shall not exceed 200,000. Additionally, the aggregate number of Shares that shall be awarded to any one Participant as Awards over the period that the Plan is in effect shall not exceed 500,000 Shares.

  (c) Adjustments. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation's assets to shareholders, or any other change affecting Shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number and kind of shares that may be issued under the Plan; (ii) the number and kind of shares covered by each outstanding Award made under the Plan; (iii) the option, base or purchase price per Share for any outstanding Stock Option and other Awards granted under the Plan and/or (iv) the aggregate number of Shares that may be awarded to any one Participant under Awards, provided that any such actions are consistently and equitably applicable to all affected Participants. In addition, any Shares issued by the Corporation through the assumption or substitution of outstanding grants or grant commitments from an acquired entity shall not reduce the Shares available for issuance under the Plan.

  (d) Common Stock Usage. To the extent permitted by applicable law, the Shares underlying any Awards which are forfeited, canceled, reacquired by the Corporation, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan.

  (e) Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

Section 7: Awards

  (a) General. The Committee shall determine the number and type(s) of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with Sections 4 and 8 of the Plan. Awards may be granted singly, in combination or in tandem such that the settlement of one Award automatically reduces or cancels the other. Awards may also be made in replacement of, as alternatives to or as forms of payment for grants or rights under any other employee compensation plan or arrangement of the Corporation, including the plans of any acquired entity.

  (b) Stock Options. A Stock Option shall confer on a Participant the right to purchase a specified number of Shares from the Corporation subject to the terms and conditions of the Stock Option grant. The Committee shall establish the option price at the time each Stock Option is awarded, provided that the per-share price shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Stock Options may be in the form of ISOs or NQSOs, and the Committee shall specify at the time of grant whether the Stock Option is an ISO or an NQSO. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under

Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation or any subsidiary or parent corporation of the corporation (within the meaning of Section 424 of the Code) and an ISO is awarded to such Participant, the option price shall not be less than 110% of the Fair Market Value at the time such ISO is awarded. The aggregate Fair Market Value at the time of grant of the Shares covered by ISOs exercisable by any one optionee in any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code). The term of each Stock Option shall be fixed by the Committee, provided, however, that in no event shall the term of any Stock Option exceed a period of ten years from the date of its grant. A Stock Option shall become exercisable with respect to 1/3 of the Shares subject to such Stock Option on each of the first three anniversaries of the date of grant or, alternatively, in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee. The recipient of a Stock Option grant shall pay for the Shares at the time of exercise in cash or such other forms as the Committee may approve, including Shares valued at their Fair Market Value on the date of exercise, or in a combination of form(s). The Committee may also permit Participants to have the option price delivered to the Corporation by a broker pursuant to an arrangement whereby the Corporation, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker. Any ISO which in whole or in part cannot be treated as an ISO following its grant shall be treated as an NQSO to the extent ISO treatment no longer applies.

  (c) Stock Awards. A Stock Award shall confer on a Participant the right to receive a specified number of Shares subject to the terms and conditions of the Award, which may include forfeitability contingencies based on continued employment with the Corporation or on meeting performance criteria or both. The restriction period for Stock Awards will be a five year restriction period with restrictions lapsing in equal installments on the third, fourth and fifth anniversaries of the date of grant or on any other such terms as the Committee shall establish. Such Stock Awards may be subject to the attainment of specified performance goals or targets, as determined by the Committee and set forth in the specific Stock Award agreements. The Committee shall determine the restrictions and restriction or performance period, and any other terms, conditions and rights relating to a grant of Stock Awards, including the determination to adjust performance goals (up or down) as business conditions so warrant and the consideration, if any, required from Participants for Stock Awards. The Committee may also grant Stock Awards that are not subject to any restrictions.

Section 8: General Provisions Applicable to Awards

  (a) Transferability and Exercisability. Any Award under this Plan will be non-transferable and accordingly shall not be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution. A Stock Option may be exercised, during the lifetime of the Participant, only by such Participant or the Participant's legal representative.

  If so permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under this Plan upon the Participant's death. To the extent required to comply with regulations and rules under the 1934 Act, including Rule 16b-3, any contrary requirements shall prevail over the provisions set forth above in regards to Reporting Persons.

  (b) General Restrictions. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

  (c) Grant Terms and Conditions. Subject to the terms and conditions of this Plan, in addition to its determinations under Section 7(b) and/or 7(c) the Committee shall determine the provisions and duration of grants made under this Plan, and the conditions under which a Participant will retain rights under this Plan in the event of the Participant's termination of employment while holding any outstanding Awards.

  (d) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under this Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under this Plan shall be conditional on such payment or arrangements, and the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participants. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Shares. Shares that are used to satisfy withholding obligations shall be valued at their Fair Market Value on the date the tax withholding is effective.

  (e) Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements or such other appropriate documentation as the Committee shall prescribe. The Committee need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

  (f) Settlement. The Committee shall determine, at the time of grant or settlement of an Award, whether such Award will be settled in whole or in part in cash, Shares, or other Awards subject, in the case of Participants subject to Section 16(b) of the 1934 Act, to compliance with Rule 16b-3 of the 1934 Act. The Committee may require or permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash.

  (g) Change of Control. Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control (as hereinafter defined), the provisions of this Section 8(g) shall apply.

    (i) Any Stock Options outstanding as of the date of Change of Control that are not then exercisable and vested shall become fully exercisable and vested and all restrictions applicable to any then-outstanding Stock Award shall lapse, upon the occurrence of a Change of Control.

    (ii) During the 60-day period from and after a Change of Control (the "Exercisable Period"), unless the Committee shall determine otherwise at the time of grant, each holder of a Stock Option (an "Optionee") shall have the right, whether or not such Stock Option is then fully exercisable and in lieu of the payment of the exercise price for the Shares being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercisable Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price (as hereinafter defined) per Share on the date of such election shall exceed the exercise price per Share under the Stock Option (the "Spread"), multiplied by the number of

  Shares granted under the Stock Option as to which the right granted under this Section 8(g)(ii) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 8(g)(ii) would make a Change of Control transaction ineligible for pooling of interest accounting under APB No. 16 that but for this Section 8(g)(ii) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to this
  Section 8(g)(ii) Shares, or the securities into which such Shares are converted, with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

    (iii) Definition of Change of Control. For purposes of this Plan, a "Change of Control" shall mean any of the following events:

      (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding Shares (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and
    (iii) of subsection (C) below, or (v) any acquisition of less than 25% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by a Person who certifies that such securities are not being acquired or held for the purpose of and will not have the effect of changing or influencing the control of the Corporation and are not being acquired in connection with or as a participant in any transaction having such purpose or effect, only for so long as such Person can continue to make such certification; or

      (B) Individuals who, as of December 11, 1997, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

      (C) The approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination: (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

      (D) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (iv) Change of Control Price. For purposes of this Plan, "Change of Control Price" means the higher of (i) the highest reported sales price of a Share in any transaction reported on the New York Stock Exchange Composite Tape during the 60-day period prior to and including the date of a Change of Control and (ii) if the Change of Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Stock paid in such tender or exchange offer or Business Combination; provided, however, that in the case of ISOs, the Change of Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such ISO is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

Section 9: Miscellaneous

  (a) Plan Amendment or Termination. The Board may amend, alter, suspend, discontinue or terminate the Plan as it deems necessary or appropriate except that no amendment shall be made (i) without shareholder approval, if such amendment would increase the total number of Shares available for issuance under the Plan or if such approval is otherwise necessary under any applicable law or stock exchange rule; or (ii) to cause the Plan not to comply with Rule 16b-3 of the 1934 Act or any successor rule. No amendment, alteration, suspension, discontinuation or termination of the Plan may impair any Participant's rights under the Plan under an Award theretofore granted with the written consent of the Participant.

  (b) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable Award.

  (c) No Rights as Shareholder. Only upon issuance of Shares to a Participant (and only with respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

  (d) No Fractional Shares. No fractional shares shall be issued under the Plan, however, the Committee may provide for a cash payment as settlement in lieu of any fractional shares.

  (e) Other Corporate Benefit and Compensation Programs. Except as expressly determined by the Committee, settlements of Awards received by Participants under this Plan shall not be deemed to be part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Corporate benefit or severance program (or severance pay law of any country). The above notwithstanding, the Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

  (f) Unfunded Plan. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund(s). Likewise, the Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Corporation.

  (g) Successors and Assignees. The Plan shall be binding on all successors and assignees of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

  (h) Governing Law. The validity, construction and effect to the Plan and any actions taken under or relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.

                                  APPENDIX B

                          THE STRIDE RITE CORPORATION
         1998 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN (as amended)

Section 1: Purpose

  The Stride Rite Corporation 1998 Non-Employee Director Stock Ownership Plan (the "Plan") has been adopted to promote the long-term growth and financial success of The Stride Rite Corporation (the "Company") by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

Section 2: Definitions

  As used in the Plan, the following terms have the respective meanings as set forth below.

  -- Award means any Stock Option, Stock Award or Director's Award granted under the Plan.

  -- Board means the Company's Board of Directors.

  -- Common Stock means the Common Stock, $.25 par value, of the Company.

  -- Company means The Stride Rite Corporation, a corporation established under the laws of the Commonwealth of Massachusetts, and any entity that is directly or indirectly controlled by the Company.

  -- Fair Market Value means on any given date the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the specified date or, if no Common Stock was traded on such date, the most recent date on which Common Stock was traded preceding the specified date, as reflected on The New York Stock Exchange--Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the National Association of Securities Dealers Automated Quotation system, or par value of Common Stock if greater.

  -- 1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

  -- Participant means a Director of the Board who is not an employee of the Company coincident with or subsequent to shareholder approval of the Plan.

  -- Shares means shares of the Common Stock.

  -- Stock Award means an Award to a Participant comprised of Common Stock granted under Section 6 of the Plan.

  -- Stock Option means an Award in the form of the right to purchase a specified number of Shares at a specified price during a specified period granted under Section 6 of the Plan.

Section 3: Effective Dates

  The Plan, as amended, shall be in effect as of April 15, 1999, subject to approval by the Company's stockholders. No Awards may be made under the Plan after ten years from the date of original approval of the Plan (April 16, 1998) or earlier termination of the Plan by the Board.

Section 4: Plan Operation

  The Plan is intended to be self-governing and requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that any questions of interpretation arise, these shall be resolved by the Board.

Section 5: Stock Available for Awards

  (a) Common Shares Available. The maximum number of Shares available for Awards under the Plan may not exceed 300,000 shares of Common Stock of the Company.

  (b) Adjustments and Reorganizations. In the event of any change in the Common Stock by reason of any stock dividend, stock split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, recapitalization, merger, consolidation, spin-off or other change in capitalization of the Company, other than a transaction in which the Stock Options would be assumed pursuant to Section 7(b) hereof, the aggregate number and kind of shares reserved for issuance under the Plan, the number of Stock Options and Stock Awards issuable pursuant to the automatic grant provisions of Section 6 hereof, and the number, kind and option price of shares subject to outstanding Stock Options, shall be automatically adjusted such that the proportionate interests of the holders of Stock Options granted under the Plan will be maintained as before the occurrence of such event; provided, however, that the number of shares subject to any Award shall always be a whole number.

  (c) Common Stock Usage. The number of Shares of Common Stock underlying any Awards granted under the Plan which are forfeited, canceled, reacquired by the Company, satisfied without issuance of Common Stock or otherwise terminated (other than by exercise) shall again be available for granting of additional Awards under the Plan.

Section 6: Awards

  (a) On the day after the date of the effectiveness of the Registration Statement for the Shares, the Company will issue to each Participant a stock grant of 500 Shares and a non-qualified Stock Option to purchase 5,000 Shares. The Company will issue to each Participant an additional non-qualified Stock Option to purchase 5,000 Shares on the day after each annual meeting of Stockholders commencing with the 1999 annual meeting of stockholders. Any Stock Option granted pursuant to this Section 6(a) shall be referred to as an "Annual Stock Option".

  (b) Each Annual Stock Option shall have a term of ten years and shall become exercisable as follows: with respect to 1,600 Shares one year after grant; with respect to 1,700 Shares two years after grant and with respect to 1,700 Shares three years after grant.

  (c) The Stock Option exercise price shall be the Fair Market Value of a Share on the date of grant, payable at the time of exercise in cash or Shares (held at least six months prior to exercise, unless purchased by the Participant on the open market) valued at their Fair Market Value, or in a combination thereof.

  (d) In the case of a new Director elected or appointed to the Board after the 1999 annual meeting of stockholders, such new Director shall be issued an initial Stock Option prorated for the number of months of service as a Director prior to the next annual meeting of the stockholders determined in accordance with the following schedule ("Initial Stock Option"):

        Months of service to be completed               Number of Shares awarded
        until next annual stockholders' meeting         as Initial Stock Option
        ---------------------------------------         ------------------------
        Fewer than 3...................................          1,250
        3 or more, but fewer than 6....................          2,500
        6 or more, but fewer than 9....................          3,750
        9 or more......................................          5,000

Each Initial Stock Option shall have a term of ten years and shall become exercisable as follows: with respect to 32%, one year after the date of grant; with respect to 34%, two years after the date of grant; with respect to 34%, three years after the date of grant.

  (e) Effective with the beginning of the first fiscal quarter following the 1999 annual meeting of stockholders, the Company shall provide each Participant with an annual opportunity ("Director's Award Election") to choose from among the following forms of Director's compensation ("Director's Award"): (i) the issuance of Shares with a Fair Market Value equal to $40,000, or (ii) the issuance of Shares with a Fair Market Value equal to $20,000 and $20,000 in cash. A Director's Award shall be earned on a quarterly basis, and shall be payable (in Shares, or in Shares and cash, as the case may be) in advance as of the beginning of each quarter of the Company's fiscal year. The number of Shares to be issued as of the beginning of each quarter shall be determined by the Fair Market Value of the Shares as of the end of the Company's preceding fiscal quarter. In the case of a new Director who is elected or appointed to the Board other than effective as of the first day of a fiscal quarter, the Director shall be entitled to a pro rata portion of the Director's Award based upon the number of days remaining in the Company's fiscal quarter.

  (f) Except as otherwise provided in this Section 6(f), a Director's Award Election shall be made prior to the beginning of the Company's fiscal year to which the Director's Award relates. In the case of a new Director, a Director's Award Election shall be made by the Participant within 30 days after becoming a Director. Each Director who is already a Participant of this Plan as of the date of the 1999 annual meeting of stockholders shall make a special Director's Award Election with respect to the Director's Award for the balance of the Company's fiscal year ending in 1999 within 30 days after the 1999 annual meeting of the stockholders.

  (g) A Director's Award Election shall be made in writing on a form to be prescribed for such purpose by the Company. In the absence of a signed Director's Award Election specifying the manner of payment, a Director's Award shall be paid quarterly in the form of Shares only. In the event that a Director fails to make a new Director's Award Election for any subsequent year, the election in effect or deemed to be in effect for the previous year shall be continued and shall be deemed effective with respect to any subsequent Director's Award.

  (h) The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, or local withholding tax requirements on any amount payable or Shares issued under the Plan, and the Company may defer the payment of any amount or the issuance of Shares until such requirements are satisfied.

  (i) Each Participant may elect to defer delivery of all or a portion of the Shares to be issued or the cash to be paid pursuant to a Director's Award Election in accordance with the Deferred Compensation Plan for Directors of The Stride Rite Corporation set forth as Exhibit 1 to this Plan.

Section 7: Effect of Changes of Control and Business Combinations

  (a) Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control (as hereinafter defined), the provisions of this
Section 7 shall apply.

    (i) Any Stock Options outstanding as of the date a Change of Control occurs, which are not then exercisable and vested, shall become fully exercisable and vested, effective immediately prior to the occurrence of such Change of Control.

    (ii) Definition of Change of Control. For purposes of this Plan, a "Change of Control" shall mean the happening of any of the following events:

      (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding Shares (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A) the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition pursuant to a transaction which complies with clauses (i),
    (ii) and (iii) of subsection (C) below; or (v) any acquisition of less than 25% of the Outstanding Company Common Stock or Outstanding Company Voting Securities by a Person who certifies that such securities are not being acquired or held for the purpose of and will not have the effect of changing or influencing the control of the Company and are not being acquired in connection with or as a participant in any transaction having such purpose or effect, only for so long as such Person can continue to make such certification; or

      (B) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

      (C) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (each a "Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock or the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

      (D) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

  (b) In the event of a Business Combination, outstanding Stock Options shall be assumed by the successor or acquiror corporation, as the case may be, or a parent thereof, or be replaced with a comparable option to purchase shares of the capital stock of such successor, acquiror or parent, provided that each outstanding Stock Option which is assumed in connection with a Business Combination or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Business Combination, to apply and pertain to the number and class of securities which would have been issuable, upon the consummation of such Business Combination, to an actual holder of the same number of shares of Common Stock as are subject to such Stock Option immediately prior to such Business Combination, and provided further that, should the consideration to be received in the Business Combination by the holders of Common Stock be cash in whole or in part, the holder of each Stock Option shall be entitled to receive that amount of cash that would be payable upon the consummation of such Business Combination, to an actual holder of the same number of shares of Common Stock as are subject to such Stock Option immediately prior to such Business Combination, less the exercise price per share subject to such Stock Option. In the event that Stock Options are assumed or otherwise continue in effect, in whole or in part, appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same, and, in addition, the class and number of securities available for issuance under the Plan and the automatic grant provisions of Section 6 hereof following the consummation of the Business Combination shall be appropriately adjusted.

  (c) The grant of Awards under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Section 8: General Provisions Applicable to Awards

  (a) Non-Transferability of Stock Options. Stock Options granted under
Section 6 hereof may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or under the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer. A Stock Option may be exercised, during the lifetime of the Participant, only by such Participant or his legal representative.

  (b) Termination of Directorship. If for any reason a Participant ceases to be a Director of the Company one year or more after the Director's initial election or appointment to the Board while holding a Stock Option granted under this plan, any Stock Option which has vested shall continue to be exercisable for a period of three years or the remainder of the option term whichever is shorter (the "post termination period"). If for any reason other than death a Participant ceases to be a Director of the Company within one year of the Director's initial election or appointment to the Board, any Stock Option awarded under this plan and held by the Director shall be canceled as of the date of such termination. In the event a Participant dies within one year of initial election or appointment to the Board, the Stock Options shall be exercisable by the transferee who received such Stock Option pursuant to a will or in accordance with the laws of descent and distribution for a period of three years following the date of death.

  (c) Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements or such other appropriate documentation as the Board shall prescribe. The Board need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

  (d) Plan Amendment or Termination. The Board may suspend the Plan or any portion of the Plan or terminate the Plan. The Board may also amend the Plan if deemed to be in the best interests of the Company and its stockholders; provided, however, that no such suspension, termination or amendment may impair any Participant's right regarding any outstanding Awards without his or her consent.

  (e) Governing Law. The validity, construction and effect of the Plan and any such actions taken under or relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.

                                                        Exhibit 1 to Appendix B

                   DEFERRED COMPENSATION PLAN FOR DIRECTORS
                                      OF
                          THE STRIDE RITE CORPORATION

                                   ARTICLE I

  1.1 Name and Purpose. The name of this plan is the "Deferred Compensation Plan for Directors of The Stride Rite Corporation" (the "Plan"). This Plan is an amendment and restatement of the Directors' Deferred Compensation Plan originally adopted by the Company effective as of December 17, 1993, and later amended and restated as of January 1, 1997. The changes made pursuant to this amendment and restatement of the Plan are effective as of April 15, 1999, subject to approval by the Company's stockholders. The purpose of the Plan, as amended, is to provide non-employee Directors of the Company with flexibility in timing the receipt of Director's Awards under the Non-Employee Director Stock Ownership Plan and to assist the Company in attracting and retaining qualified individuals to serve as Directors. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Non-Employee Director Stock Ownership Plan.

  1.2 Definitions. Whenever used in the Plan, the following terms shall have the meaning set forth below:

    (a) "Closing Price" means the NYSE closing price of the Company's Common Stock as reported in The Wall Street Journal, for the day at issue or the previous trading day if the day at issue is not a trading day.

    (b) "Common Stock" means the Common Stock $.25 par value of the Company.

    (c) "Company" means The Stride Rite Corporation.

    (d) "Compensation" means all remuneration paid to a Director for service as a Director under the Non-Employee Director Stock Ownership Plan, and such other cash remuneration as the Board of Directors of the Company may permit to be deferred under this Plan.

    (e) "Director" means any individual serving on the Board of Directors of the Company who is not an employee of the Company or any of its subsidiaries.

    (f) "Non-Employee Director Stock Ownership Plan" means the Stride Rite Corporation 1998 Non-Employee Director Stock Ownership Plan, as such plan may be amended from time to time by the Company.

    (g) "Participant" means a Director who has filed an election to participate under Section 3.1 of this Plan with regard to any Plan Year.

    (h) "Plan Administrator" means the Compensation Committee of the Board.

    (i) "Plan Year" means the calendar year.

    (j) "Stock Credit" means a credit that is equivalent to one share of Stride Rite Common Stock.

                                  ARTICLE II

  2.1 Participation in the Plan. Any individual who is a non-employee Director may participate in the Plan.

                                  ARTICLE III

  3.1 Election to Participate. Each Director may elect annually to have payment of all or any portion of his or her Compensation for that Plan Year deferred. If the Participant ceases to be a Director, the Participant's account balance under this Plan will be paid in accordance with Section 3.3 as soon as practicable following the end of the Plan Year during which the Participant ceased to be a Director. No election to defer under this Plan may be made after December 31 of the year preceding the Plan Year during which Compensation would otherwise be paid or within thirty days after the date a Director becomes a Director. An election to defer any Compensation shall be in writing and shall be received by the Secretary of the Company in a form prescribed by the Plan Administrator. An election to defer shall be irrevocable by the Director and shall be effective only for the Plan Year immediately following the date on which it was filed. In the absence of a signed Director's election to defer delivered to the Secretary, any Compensation will be paid directly to the Director.

  3.2 Mode of Deferral. Payment of a Participant's Compensation which is otherwise payable in cash may be deferred only by means of a Cash Credit. Payment of a Participant's Compensation which is otherwise payable in the form of Shares may be deferred only by means of a Stock Credit. Cash Credits and Stock Credits shall be recorded in accounts established in each Participant's name on the books of the Company.

  (a) Cash Credits. If the deferral is by means of a Cash Credit, the Participant's Cash Credit account shall be credited with the dollar amount of Compensation deferred by means of a Cash Credit at the time it would otherwise have been paid. As of the last day of each calendar quarter, the Participant's Cash Credit account shall be credited with interest equivalent to the sum of
(i) an amount determined by multiplying one quarter of the applicable interest rate to the balance in the account as of the first day of such quarter, and
(ii) for each deferral amount credited to the Participant's Cash Credit account during such quarter, such amount multiplied by the applicable interest rate and further multiplied by a fraction, the numerator of which is the number of days during such quarter that such amount was credited to the Cash Credit account and the denominator of which is 365. The "applicable interest rate" for any calendar quarter shall be equal to the closing prime commercial rate on the last business day of such quarter at the Chase Manhattan Bank (National Association) located in New York City.

  (b) Stock Credits. If the deferral is by means of a Stock Credit, the Participant's Stock Credit account shall be credited with a Common Stock equivalent equal to the number of shares of Common Stock (including fractions of a share) that would have been issued as Shares under the Non-Employee Director Stock Ownership Plan. As of the date any dividend is paid to shareholders of Common Stock the Participant's Stock Credit account shall also be credited with an additional Common Stock equivalent equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased at the Closing Price of Common Stock on such date with the dividend paid on the number of shares of Common Stock to which the Participant's Stock Credit account is then equivalent. In case of dividends paid in property, the dividend shall be deemed to be the fair market value of the property at the time of distribution of the dividend, as determined by the Plan Administrator. A Participant shall have no shareholder rights with respect to any Stock Credits credited to his or her Stock Credit account.

  3.3 Distribution of Credits.

  (a) Payment of a Participant's account balance shall be made in one installment as soon as practicable following the end of the Plan Year in which the Participant ceases to be a Director. Notwithstanding any provision hereof to the contrary, if a Participant believes he or she is suffering from an unforeseen emergency, an application may be made to the Plan Administrator for an acceleration of payments from such Participant's Cash Credit account. "Unforeseen Emergency" for this purpose shall mean a severe financial hardship to the

Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. If the Plan Administrator determines, in its sole discretion, that the Participant is suffering from an "unforeseen emergency," the Plan Administrator may accelerate payment to the Participant of only such portion of such Participant's Cash Credit account as the Plan Administrator may determine is required to alleviate such unforeseen emergency, and such Cash Credit account shall be charged with the amount paid therefrom as of the date of payment.

  (b) Distribution of a Participant's Cash Credit account balance shall be made in cash. Distribution of his or her Stock Credit account balance shall be made in shares of Common Stock, with the amount of the distribution determined by multiplying the number of Stock Credits by the Closing Price of Common Stock on the last business day in December immediately prior to the Plan Year in which the distribution is to be paid. Any fractional shares shall be paid in cash.

  3.4 Adjustment. If at any time the number of outstanding shares of Common Stock shall be changed as the result of any stock dividend, subdivision or reclassification of shares, the number of shares of Common Stock to which each Participant's Stock Credit account is equivalent shall be changed in the same proportion as the outstanding number of shares of Common Stock is changed. In the event the Company shall at any time be consolidated with or merged into any other corporation and holders of the Company's Common Stock receive common shares of the resulting or surviving corporation, there shall be credited to each Participant's Stock Credit account, in place of the shares then credited thereto, a stock equivalent determined by multiplying the number of common shares of stock given in exchange for a share of Common Stock upon such consolidation or merger, by the number of shares of Common Stock to which the Participant's account is then equivalent. If in such a consolidation or merger, holders of the Company's Common Stock shall receive any consideration other than common shares of the resulting or surviving corporation, the Plan Administrator, in its sole discretion, shall determine the appropriate change in Participants' accounts.

  3.5 Distribution upon Death. In the event of the death of a Participant, whether before or after cessation of service as a Director, any Cash Credit account balance and Stock Credit account to which he or she was entitled, shall be converted to cash or shares of Common Stock, as the case may be, and distributed in a single payment to such person or persons or the survivors thereof, including corporations, unincorporated associates or trusts, as the Participant may have designated. All such designations shall be made in writing, signed by the Participant and delivered to the Clerk. A Participant may from time to time revoke or change any such designation by written notice to the Clerk. If there is no unrevoked designation on file with the Plan Administrator at the time of the Participant's death, or if the person or persons designated therein shall have all predeceased the Participant or otherwise ceased to exist, such distribution shall be made in accordance with the Participant's will or in the absence of a will, to the administrator of the Participant's estate. Any distribution under this Section 3.5 shall be made as soon as practicable following notification to the Plan Administrator of the Participant's death. In this case, the Participant's Stock Credit account shall be converted to shares of Common Stock by multiplying the number of whole and fractional shares of Common Stock to which the Participant's Stock Credit account is equivalent by the Closing Price of Common Stock on the last business day during the last month prior to the date of death.

  3.6 Withholding Taxes. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, or local tax withholding requirements.

                                  ARTICLE IV

  4.1 Plan Administrator. The Plan Administrator shall have full power and authority to administer the Plan including the power to promulgate forms to be used with regard to the Plan, the power to promulgate rules of Plan administration, the power to settle any disputes as to rights or benefits arising from the Plan, and the power to make such decisions or take such action as the Plan Administrator, in its sole discretion, deems necessary or advisable to aid in the proper maintenance of the Plan.

                                   ARTICLE V

  5.1 No Funding Required.

  (a) Except as provided in (c) below, nothing in this Plan will be construed to create a trust or to obligate the Company or any other person to segregate a fund, purchase an insurance contract, or in any other way to fund currently the future payment of any benefits hereunder, nor will anything herein be construed to give any Participant or any other person rights to any specific assets of the Company or of any other person. Except as described in (b) or
(c) below, any benefits which become payable hereunder shall be paid from the general assets of the Company, in accordance with the terms hereof.

  (b) The Company, in its sole discretion, may establish (i) a grantor or other trust of which the Company is treated as the owner under the Code and the assets of which are subject to the claims of the Company's general creditors in the event of its insolvency and which conforms to the terms of Revenue Procedure 92-64 or any successor ruling thereto, (ii) an insurance arrangement, or (iii) any other arrangement or arrangements designed to provide for the payment of benefits hereunder. Any such arrangement shall be subject to such other terms and conditions as the Company may deem necessary or advisable to ensure that benefits are not includible, by reason of the establishment of any such arrangement or the funding of any such trust, in the income of the beneficiaries of such trust or other arrangement prior to actual distribution or other payment.

  (c) Notwithstanding the foregoing, if the Company is subject to a "change of control", the Company shall, as soon as possible thereafter, but in no event longer than thirty (30) days following the change of control, as defined herein, make an irrevocable contribution to a trust described in (b)(i) above of an amount that is sufficient to pay each Participant or beneficiary the benefits to which Participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the change of control occurred. For purposes of this Section 5.1(c), "change of control" shall mean the occurrence of any one of the following events:

    (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A) the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (C) below; or (v) any acquisition of less than 25% of the Outstanding Company Common Stock or Outstanding Company Voting Securities by a Person who certifies that such securities are not being acquired or held for the purpose of and will not have the effect of changing or influencing the control of the Company and are not being acquired in connection with or as a participant in any transaction having such purpose or effect, only for so long as such Person can continue to make such certification; or

    (B) Individuals who, as of February 4, 1999, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

    (C) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (each a "Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination,
  (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock or the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (D) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                                  ARTICLE VI

  6.1 Non-Alienation of Benefits. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

                                  ARTICLE VII

  7.1 Delegation of Administrative Duties. Administrative duties imposed by this Plan may be delegated by the Plan Administrator.

  7.2 Governing Law. This Plan shall be governed by the laws of the Commonwealth of Massachusetts.

  7.3 Unsecured General Creditors. No Director or his or her legal representative or any beneficiary designated by him or her shall have any right, other than the right of an unsecured general creditor, against the Company in respect of the account of such Director established hereunder.

  7.4 Amendment and Termination. The Board of Directors of the Company may suspend, amend, or terminate the Plan at any time if deemed to be in the best interest of the Company; provided, however, that no such suspension, amendment, or termination may (disregarding any future fluctuation in the Closing Price of Common Stock) reduce the account balance of any Participant as of the time of such suspension, amendment, or termination.

                                  APPENDIX C

                          THE STRIDE RITE CORPORATION
                      1999 EXECUTIVE LONG-TERM BONUS PLAN

                                   ARTICLE I

                                 Introduction

  1.1 Purpose. The purpose of this Plan is to provide key executives of the Company and any of its subsidiaries with incentive compensation based upon the future achievement of established performance goals over designated three-year performance periods.

  1.2. Effective Date. Subject to approval of the Plan by a majority of the Company's stockholders, the Plan is effective as of November 28, 1998.

                                  ARTICLE II

                                  Definitions

  2.1 "Board" shall mean the Board of Directors of the Company.

  2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

  2.3 "Committee" shall mean the Compensation Committee of the Board.

  2.4 "Company" shall mean The Stride Rite Corporation and its successors and assigns and any of its subsidiaries.

  2.5 "Covered Employee" shall mean an employee of the Company or any of its subsidiaries designated by the Committee as an employee who is or may be a "covered employee" within the meaning of section 162(m) of the Code.

  2.6 "Participant" shall mean any employee of the Company (or of a subsidiary) who has been designated as a participant of the Plan by the Committee pursuant to Article III of the Plan.

  2.7 "Payment Date" shall have the meaning given to such term by Section 4.4 of the Plan.

  2.8 "Performance Award" shall have the meaning given to such term by Section
4.2 of the Plan.

  2.9 "Performance Goals" shall have the meaning given to such term by Section
4.1 of the Plan.

  2.10 "Performance Period" shall mean any three-year period measured by reference to three consecutive fiscal years of the Company, as designated by the Committee.

  2.11 "Plan" shall mean The Stride Rite Corporation 1999 Executive Long-Term Bonus Plan.

  2.12 "Total Disability" shall mean a determination by the Committee or its designate that a Participant is permanently unable, as a result of accident or sickness, to perform any and every duty pertaining to such Participant's occupation or employment for which the Participant is suited by reason of the Participant's previous training, education and experience.

                                  ARTICLE III

                                  Eligibility

  The Committee shall select the Participants of this Plan, if any, within the first 90 days after the beginning of each Performance Period. Thereafter, other Participants may be added by the Committee because of promotion, hiring, or other reasons warranting their inclusion.

                                  ARTICLE IV

                              Performance Awards

  4.1 Establishment of Performance Goals. Within the first 90 days after the beginning of each Performance Period designated by the Committee, the Committee shall establish in writing the specific Performance Goals that must be achieved for the Performance Period in order for a Participant to be eligible to receive payment of a Performance Award ("Performance Goals"). The Performance Goals shall be based upon any two or more of the following criteria: revenue growth, earnings per share growth, cash flow, cash flow return on investment, return on equity, and the Company's stock price as a percentage of a peer group of stocks. The Committee shall also establish the weighting of the performance criteria.

  4.2 Performance Awards. Within the first 90 days after the beginning of each Performance Period (or, if an individual is not a Participant of this Plan as of such date, the date that the individual is designated by the Committee as a Participant in the Plan), the Committee shall establish in writing a performance incentive award target for such Participants as shall be designated by the Committee, and in such amounts as the Committee shall determine, subject to the limitations of the Plan ("Performance Award"). No Performance Award for any Participant for any single Performance Period shall exceed $1,000,000.

  4.3 Certification. As soon as reasonably practical following each Performance Period, the Committee shall determine in its sole discretion whether or not the Performance Goals have been attained. If the Performance Goals have been attained, then the Committee will certify that the Performance Goals and any other material terms of the Plan were in fact satisfied. For this purpose, approved minutes of the Compensation Committee meeting in which the certification is made shall be treated as written certification.

  4.4 Payment of Performance Awards. In the event that the Compensation Committee certifies the payment of Performance Awards in accordance with
Section 4.3 of this Plan, such payment shall be made one-half in cash and one-half in common stock of the Company, or all in cash, at the discretion of the Committee, as soon as reasonably practicable following certification. Except as provided in this Section 4.4, payment of certified Performance Awards shall be made no later than February 15th of the calendar year immediately following the end of the Performance Period. All Performance Awards shall be subject to forfeiture in the event that a Participant fails to remain actively employed by the Company until the earlier of such February 15th, or the actual date of payment of a Performance Award ("Payment Date"). The Committee may, in its sole discretion, defer payment of all or a portion of a Participant's Performance Award to a date not later than thirty days following the date that the Participant ceases to be a Covered Employee in order to avoid the loss of the Company's tax deduction for the payment of the Performance Award under section 162(m) of the Code. In the event of any deferral of payment of a Performance Award to a Covered Employee that is subject to the deduction limit of section 162(m) of the Code, the Committee may, in its sole discretion, elect to also pay to the affected Participant a reasonable rate of interest on the deferred portion of the Performance Award. Notwithstanding the foregoing provisions of this Section 4.4, the Committee may pay a Performance Award to a Covered Employee even if a Company tax deduction would be disallowed by reason of section 162(m) of the Code if the Committee in its sole discretion determines that payment is in the best interest of the Company.

  4.5 Termination of Employment.

  (a) In the event a Participant terminates employment with the Company before a Payment Date because of death, Total Disability, or Early, Normal or Late Retirement as defined under The Stride Rite Corporation Retirement Income Plan ("Retirement"), such Participant, or, in the case of the Participant's death, the Participant's surviving spouse (or the Participant's estate if there is no surviving spouse), shall receive, subject to the terms of this Plan, a prorated Performance Award for the Performance Period in which the Participant dies, becomes disabled, or retires. A prorated Performance Award shall be determined by multiplying the amount equal to the Performance Award (if any) that would have been earned in view of actual results for such Performance Period by a fraction the numerator of which is the number of full months of the Performance Period during which the employee was a Participant in the Plan and the denominator of which is thirty-six.

  (b) In the event a Participant's employment with the Company is terminated before a Payment Date for any reason other than death, Total Disability, or Retirement, the Participant shall not be entitled to receive any Performance Award.

  4.6 No Limitation to Corporate Action. Nothing in this Article IV shall preclude the Committee or the Board, as each or either shall deem necessary or appropriate, from authorizing the payment to the Participant of compensation outside the parameters of the Plan, including, without limitation, base salaries, awards under any other plan of the Company, any other bonuses (whether or not based on the attainment of performance objectives) and retention or other special payments.

                                   ARTICLE V

                              Plan Administration

  5.1 Powers of the Committee. The Committee shall have the authority, subject to the terms of the Plan, to determine each Participant's Performance Award, if any, for each Performance Period, and to make all other determinations under the Plan and to interpret and administer the Plan (including the power to remedy any ambiguities, inconsistencies, or omissions), taking into account its purposes and such other factors as the Committee may deem relevant (including recommendations of the Chief Executive Officer of the Company). The Committee shall have complete control over the administration of the Plan and complete control and authority to determine, in its sole discretion, the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant or other person having or claiming to have any interest under the Plan and the Committee's determinations shall be conclusive and binding on all such parties. Neither the Committee nor any member thereof nor the Company shall be liable for any action or determination made in good faith with respect to the Plan or the rights of any Participant under the Plan. Except to the extent precluded by section 162(m) of the Code, the Committee shall have the discretion to modify any Performance Goals and any Performance Awards to take into account the affect of unforeseen or extraordinary events (including mergers and acquisitions) and accounting changes.

  5.2 Duties of the Committee. Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business. All actions and determination of the Committee shall be conclusive and binding on all Participants, their beneficiaries and estates.

  5.3 Action Taken in Good Faith. The members of the Committee and the Company and its officers, directors and employees shall be entitled to rely upon all certificates and reports made by any accountant, and upon all opinions given by any legal counsel, and the members of the Committee, the Company and its officers, directors and employees shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such certificates, reports, opinions or other advice of any accountant or legal counsel, and all action so taken or suffered, including, without limitation, the payment of any Performance Awards, shall be conclusive upon each of them and upon all Participants and their beneficiaries.

  5.4 Indemnification. In addition to all other rights of indemnification that may exist, the Company shall indemnify the Committee, each of its respective members, and officers and employees of the Company who assist in the administration and operation of the Plan from and against any liability, joint and/or several, arising out of or connected with their duties hereunder, except such liability as may arise from their gross negligence or willful misconduct.

  5.5 Expenses of Administration. The Company shall pay all expenses of administration of the Plan, including, without limitation, all expenses incurred by the Committee, accounting and legal fees and expenses, and any other expenses related to the administration of the Plan.

                                  ARTICLE VI

                                 Miscellaneous

  6.1 Amendment and Termination. The Company shall have the authority, in its sole discretion, to amend or terminate the Plan at any time, in whole or in part, and in any manner. Any such amendment or termination may be made by vote of the Committee or the Board and may be made by the Committee or the Board retroactively to apply to Performance Awards not yet paid to Participants.

  6.2 Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local withholding tax requirements on any amount payable under the Plan, and the Company may defer the payment of any amount until such requirements are satisfied.

  6.3 Inalienability of Interests. Except as otherwise provided by applicable law, a Participant's interests under the Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind, and any attempt to cause any benefits to be so subjected shall not be recognized.

  6.4 No Funding. Nothing in this Plan will be construed to give any Participant or any other person rights to any specific assets of the Company, or of any other person. The Participant shall have only the rights of an unsecured general creditor of the Company with respect to his or her interest under the Plan. Any Performance Awards which become payable hereunder shall be paid from the general assets of the Company in accordance with the terms hereof.

  6.5 Limited Effect. Neither the establishment of the Plan nor participation in the Plan shall be construed as creating any contract of employment between the Company and any Participant, employee or other person, nor shall anything contained in the Plan give any person the right to be retained in the employ of the Company or otherwise restrain the Company's right to deal with its employees, including Participants and their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though the Plan did not exist.

  6.6 Effect on Other Plans, Programs or Arrangements. The adoption of the Plan shall have no effect on awards made or to be made or compensation paid or to be paid pursuant to other plans, programs, or arrangements covering employees of the Company, its subsidiaries, or any predecessors or successors thereto, except that amounts paid hereunder may be taken into account as "compensation" for purposes of determining the Participant's benefits under such other plan but only to the extent expressly provided therein.

  6.7 Governing Law. All questions pertaining to the construction, validity and effect of the Plan, or to the rights of any person under the Plan, shall be determined in accordance with the laws of the Commonwealth of Massachusetts.

  6.8 Stockholder Approval. No Performance Awards shall be paid under this Plan prior to approval of the Plan by the stockholders of the Company.

                                     PROXY

                          THE STRIDE RITE CORPORATION

          This Proxy is solicited on behalf of the Board of Directors

  The undersigned hereby appoints JAMES A. ESKRIDGE and JOHN B. DOUGLAS III, and each of them acting solely, proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated below, all of the shares of Common Stock, par value $.25 per share, of The Stride Rite Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at its executive offices, 191 Spring Street, Lexington, Massachusetts, on Thursday, April 15, 1999 at 10:00 A.M. (Boston time), and at any adjournment(s) or postponement(s) thereof, upon the matters set forth on the reverse side hereof and described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and upon such other matters as may properly be brought before such meeting and any adjournment(s) or postponement(s) thereof.

  The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of and Proxy Statement for the aforesaid meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

                                                                     -----------
                     (PLEASE SIGN AND DATE ON REVERSE SIDE           SEE REVERSE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE)          SIDE
                                                                     -----------

[X]  Please mark your
     votes as in this
     example.

The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4 and 5.


                              FOR           WITHHELD
1. Election of Directors      [_]             [_]

Nominees: Frank R. Mori,
          James A. Eskridge,
          Bruce Van Saun


--------------------------------------
For all nominees except as noted above


                              FOR   AGAINST ABSTAIN
2. Proposal to approve the    [_]     [_]     [_]
addition of 1,500,000 shares
to The Stride Rite Corporation
1998 Stock Option Plan.


                              FOR   AGAINST ABSTAIN
3. Proposal to amend The      [_]     [_]     [_]
Stride Rite Corporation 1998
Non-Employee Director Stock
Ownership Plan to increase the
portion of director
compensation paid in common
stock.


                              FOR   AGAINST ABSTAIN
4. Proposal to approve The    [_]     [_]     [_]
Stride Rite Corporation 1999
Executive Long Term Bonus
Plan.


                              FOR   AGAINST ABSTAIN
5. Proposal to ratify         [_]     [_]     [_]
selection of
PricewaterhouseCoopers LLP as
Auditors of the Company.


Mark here for address change and
note at left [_]

Sign exactly as name appears on this
Proxy. If the shares are registered in
the names of two or more persons, each
should sign. Executors, administrators,
trustees, partners, custodians,
guardians, attorneys and corporate
officers should add their full titles as such.

--------------------------------------

--------------------------------------
SIGNATURE(S)                  DATE